                                                                   EXHIBIT 10.14


                         INWEST PENSION MANAGEMENT, INC.
                               REGIONAL PROTOTYPE
                            DEFINED CONTRIBUTION PLAN
                             BASIC PLAN DOCUMENT #02
                                TABLE OF CONTENTS

SECTION 1.   PARTICIPATION....................................................3

     1.1      Participation...................................................3
     1.2      Years of Service and Break in Service - Participation...........3
     1.3      Participation Effective Date....................................4
     DEFINITIONS..............................................................5
     1.4      Service.........................................................5
     1.5      Employee........................................................6
     1.6      "Collective Bargaining Agreement................................7
     1.7      Employer........................................................7
     1.8      "This Plan".....................................................7

SECTION 2.   CONTRIBUTIONS....................................................8
     2.1      Contributions to this Plan......................................8
     2.2      Profit-Sharing and Profit-Sharing 401(k) - Non-Integrated
              Contribution Allocation.........................................8
     2.3      Permitted disparity.............................................8
     2.4      Allocation Limitations.........................................11
     2.5      Employee Contributions.........................................14
     2.6      Vesting........................................................15
     2.7      Top Heavy Allocation...........................................18
     2.8      Elective Deferrals.............................................20
     2.9      Excess Elective Deferrals......................................20
     2.10     Distribution of Excess Elective Deferrals......................20
     2.11     Actual Deferral Percentage Test................................20
     2.12     Distribution of Excess Contributions...........................22
     2.13     Recharacterization.............................................23
     2.14     Matching Contributions.........................................23
     2.15     Limitations on Employee Contributions and Matching
              Contributions..................................................24
     2.16     Distribution of Excess Aggregate Contributions.................27
     2.17     Qualified Non-Elective Contributions...........................27
     2.18     Forfeitures of Excess Aggregate Contributions..................28
     2.19     Nonforfeitability and Vesting..................................28
     DEFINITIONS.............................................................28
     2.20     Compensation...................................................28
     2.21     Maximum Annual Additions.......................................33
     2.22     Top-Heavy......................................................35
     2.23     Elective Deferrals.............................................39
     2.24     Contribution Percentage........................................40

SECTION 3.   BENEFITS........................................................41
     3.1      Benefiting.....................................................41
     3.2      Joint and survivor annuity and preretirement survivor
              annuity........................................................42
     3.3      Restrictions on immediate distributions........................46
     3.4      When benefits begin............................................48
     3.5      Early retirement benefit.......................................48
     3.6      Nontransferability of annuities................................48
     3.7      Conflicts with annuity contracts...............................48
     3.8      Timing and modes of distribution...............................48
     3.9      Direct Rollovers...............................................53
     3.10     Life insurance.................................................53
     3.11     Loans to Participants..........................................54
     3.12     Distribution Requirements......................................56
     3.13     Hardship Distribution..........................................57
     3.14     Reinstatement of benefit.......................................58
     DEFINITIONS.............................................................58
     3.15     Joint and Survivor and Pre-retirement Survivor Annuities.......58
     3.16     Minimum Distribution...........................................61
     3.17     Rollovers......................................................64

SECTION 4.   OTHER...........................................................65
     4.1      Annual valuation of assets; allocation of trust net earnings and losses.....................................................65
     4.2      Treatment of insurance dividends or credits....................65
     4.3      Directed investments...........................................65
     4.4      Participating Employer.........................................66
     4.5      Amendment by Employer..........................................66
     4.6      Plan merger - maintenance of benefits..........................66
     4.7      Inalienability of benefits.....................................66
     4.8      Exclusive benefit..............................................66
     4.9      Failure to qualify.............................................67
     4.10     Disqualification of plan.......................................67
     4.11     Administrator..................................................67
     4.12     Allocation of Responsibility Among Fiduciaries.................70
     4.13     Management of Trust............................................71
     4.14     Accounting; Distributions......................................73
     4.15     Replacement/Removal of Trustee.................................74
     4.16     Miscellaneous..................................................75
     4.17     Trustee, Named Fiduciary.......................................76

                         INWEST PENSION MANAGEMENT, INC.
                               REGIONAL PROTOTYPE
                            DEFINED CONTRIBUTION PLAN
                             BASIC PLAN DOCUMENT #02

An EMPLOYER who executes an ADOPTION AGREEMENT, subject to approval by the TRUSTEE and InWest Pension Management, Inc., creates THIS PLAN for its EMPLOYEES.

Defined terms are ITALICIZED; definitions are in the ADOPTION AGREEMENT and at the end of each SECTION.

"Section" and "subsection" refer to the Sections and subsections in THIS PLAN.

THIS PLAN is effective on the EFFECTIVE DATE selected in the ADOPTION AGREEMENT and is applied on a uniform and consistent basis.

The purpose of THIS PLAN is to provide benefits of a qualified retirement plan in CODE SECTION 401(a).

                                                        SECTION 1. PARTICIPATION
===============================================================================

1.1      PARTICIPATION

An EMPLOYEE who meets the eligibility, minimum age and SERVICE requirements selected in the ADOPTION AGREEMENT participates in THIS PLAN.

1.2      YEARS OF SERVICE AND BREAK IN SERVICE - PARTICIPATION

To determine YEARS OF SERVICE (see 1.4(c)) and BREAKS IN SERVICE (see 1.4 (d)) for eligibility, the initial eligibility computation period is the 12-consecutive month period beginning on the date the EMPLOYEE first performs an HOUR OF SERVICE (employment beginning date).

Succeeding 12-consecutive month periods begin with the first PLAN YEAR which begins on or prior to the first anniversary of the EMPLOYEE'S employment beginning date regardless of whether the Employee is credited with 1,000 HOURS OF SERVICE during the initial eligibility computation period.

YEARS OF SERVICE and BREAKS IN SERVICE are measured by the PLAN YEAR.

All YEARS OF SERVICE are counted toward eligibility except the following:


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

         (a) If the EMPLOYER elects in the Adoption Agreement, an EMPLOYEE who has a 1-year BREAK IN SERVICE before satisfying THIS PLAN'S requirement for eligibility, SERVICE before such break will not be taken into account, otherwise, for a PARTICIPANT who does not have any nonforfeitable right to his ACCOUNT balance derived from EMPLOYER CONTRIBUTIONS, YEARS OF SERVICE before a period of consecutive 1-year BREAKS IN SERVICE will not be taken into account in computing eligibility SERVICE if the number of consecutive 1-year BREAKS IN SERVICE in such period equals or exceeds the greater of 5 or the aggregate number of YEARS OF SERVICE. Such aggregate number of YEARS OF SERVICE will not include any YEARS OF SERVICE disregarded by the preceding sentence from prior BREAKS IN SERVICE.

         (b) A PARTICIPANT whose YEARS OF SERVICE are disregarded by the preceding paragraph is treated as a new EMPLOYEE for eligibility purposes. A PARTICIPANT'S YEARS OF SERVICE not disregarded by the preceding paragraph continues to participate in THIS PLAN, or, if terminated, participates immediately upon reemployment.

ELIGIBILITY BREAK IN SERVICE - 1-YEAR HOLDOUT

For any PARTICIPANT who has a 1-year BREAK IN SERVICE, years of eligibility SERVICE before such break will not be taken into account until the EMPLOYEE completes a YEAR OF SERVICE after returning to employment.

Such YEAR OF SERVICE is measured by the 12-consecutive month period beginning on an EMPLOYEE'S reemployment beginning date and, if necessary, subsequent 12-consecutive month periods beginning on anniversaries of the reemployment beginning date.

Such YEAR OF SERVICE is measured by the 12-consecutive month period beginning on an EMPLOYEE'S reemployment beginning date and, if necessary, PLAN YEARS beginning with the PLAN YEAR which includes the first anniversary of the reemployment beginning date. The reemployment beginning date is the first day on which the EMPLOYEE is credited with an HOUR OF SERVICE for the performance of duties after the first eligibility computation period in which the EMPLOYEE incurs a 1-year BREAK IN SERVICE.

If a PARTICIPANT completes a YEAR OF SERVICE by this provision, his/her participation is reinstated as of the reemployment beginning date.

1.3      PARTICIPATION EFFECTIVE DATE

If a PARTICIPANT who is not a member of an eligible class of EMPLOYEES and becomes ineligible to participate but has not incurred a BREAK IN SERVICE, such EMPLOYEE participates immediately upon returning to an eligible class of EMPLOYEES. If such PARTICIPANT incurs a BREAK IN SERVICE, eligibility is determined by the BREAK IN SERVICE rules.


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

If an EMPLOYEE who is not a member of an eligible class of EMPLOYEES becomes a member of an eligible class, such EMPLOYEE participates immediately if such EMPLOYEE satisfies the minimum age and SERVICE requirements and would otherwise previously be a PARTICIPANT.

DEFINITIONS

The following are definitions for this SECTION and THIS PLAN.

1.4      SERVICE

         (a)      "SERVICE" is employment with the EMPLOYER.

         (b)      "HOUR OF SERVICE" is:

                  (1) Each hour for which an EMPLOYEE is paid, or entitled to payment, for the performance of duties for the EMPLOYER. These hours are credited to the EMPLOYEE for the computation period in which the duties are performed; and

                  (2) Each hour for which an EMPLOYEE is paid, or entitled to payment, by the EMPLOYER for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 HOURS OF SERVICE will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours in this paragraph will be calculated and credited by Section 2530.200b-2 of the DOL REGULATIONS; and

                  (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the EMPLOYER. The same HOURS OF SERVICE are not credited both by paragraph (1) or paragraph (2), as the case may be, and by this paragraph (3). These hours are credited to the EMPLOYEE for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

HOURS OF SERVICE are credited for employment with other members of an affiliated service group (in CODE SECTION 414(m)), a controlled group of corporations (in CODE SECTION 414(b)), or a group of trades or businesses under common control (in CODE SECTION 414(c)) of which the EMPLOYER is a member, and any other entity required to be aggregated with the EMPLOYER by CODE SECTION 414(o).

HOURS OF SERVICE are also credited for any individual considered an EMPLOYEE by CODE SECTION 414(n) or 414(o).


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

Solely to determine whether a BREAK IN SERVICE, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons receives credit for the HOURS OF SERVICE which would otherwise be credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 HOURS OF SERVICE per day of such absence. For this paragraph, an absence from work for maternity or paternity reasons means an absence (i) for the pregnancy of the individual, (ii) for a birth of a child of the individual, (iii) for the placement of a child with the individual in the adoption of such child by such individual, or (iv) for caring for such child for a period beginning immediately following such birth or placement. The HOURS OF SERVICE credited by this paragraph are credited
(v) in the computation period in which the absence begins if the crediting is necessary to prevent a BREAK IN SERVICE in that period or (vi) in all other cases, in the following computation period.

         (c) "YEAR OF SERVICE" is a PLAN YEAR after the initial eligibility period (computation period) during which the EMPLOYEE completes at least 1,000 HOURS OF SERVICE.

         (d) "BREAK IN SERVICE" is a PLAN YEAR (computation period) during which the PARTICIPANT completes less than 501 HOURS OF SERVICE.

         (e)      Predecessor Employer Service.

                  If the EMPLOYER maintains the plan of a predecessor employer, SERVICE with such employer will be treated as SERVICE for the EMPLOYER.

1.5      EMPLOYEE

         (a) "EMPLOYEE" is any employee of the EMPLOYER or of any other employer required to be aggregated with the EMPLOYER by CODE SECTIONS 414(b), (c), (m) or (o).

                  EMPLOYEE also includes any LEASED EMPLOYEE deemed to be an employee of any employer in the previous paragraph by CODE SECTIONS 414(n) or (o).

         (b) "LEASED EMPLOYEE" is any person (other than an employee of the recipient) who by an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined by CODE SECTION 414(n)(6)) on a substantially full time basis for a period of at least 1 year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided a LEASED EMPLOYEE by the leasing organization which are attributable to services performed for the recipient employer are treated as provided by the recipient employer.

                  A LEASED EMPLOYEE is not considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a



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

                  nonintegrated employer contribution rate of at least 10% of compensation, as defined in CODE SECTION 415(c)(3), but including amounts contributed by a salary reduction agreement which are excludable from the employee's gross income by CODE SECTIONS 125, 402(e)(3), 402(h)(1)(B) or 403(b), (2) immediate participation, and (3) full and immediate vesting; and (ii) LEASED EMPLOYEES do not constitute more than 20% of the recipient's nonhighly compensated work force.

1.6 "COLLECTIVE BARGAINING AGREEMENT" is an agreement which the Secretary of Labor finds to be a Collective Bargaining Agreement between EMPLOYEE representatives and 1 or more Employers, if there is evidence that retirement benefits were the subject of good faith bargaining and if less than 2% of the EMPLOYEES of the EMPLOYER who are covered by such agreement are professionals in REGULATIONS 1.410(b)-9.

          "NON-RESIDENT ALIEN" is an EMPLOYEE who is a non-resident alien (within the meaning of CODE SECTION 7701(b)(1)(B)) and who receives no earned income (within the meaning of CODE SECTION 911(d)(2)) from the EMPLOYER which constitutes income from sources within the United States (within the meaning of CODE SECTION 861(a)(3)).

1.7      EMPLOYER

         (a) "EMPLOYER" is the employer in the Adoption Agreement that adopts THIS PLAN.

         (b) "AFFILIATED EMPLOYER" is any corporation which is a member of a controlled group of corporations (by CODE SECTION 414(b)) including the EMPLOYER; any trade or business (whether or not incorporated) under common control (by CODE SECTION 414(c)) with the EMPLOYER; any organization (whether or not incorporated) which is a member of an affiliated service group (by CODE SECTION 414(m)) including the EMPLOYER; and any other entity required to be aggregated with the EMPLOYER by CODE
                  SECTION 414(o) REGULATIONS.

         (c) "PARTICIPATING EMPLOYER" is a Participating Employer in subsection 4.4.

1.8      "THIS PLAN"

         (a)      is this instrument and the ADOPTION AGREEMENT.

         (b) "ADOPTION AGREEMENT" is the separate instrument the EMPLOYER executes, accepted by the TRUSTEE and InWest Pension Management, Inc., which contains the EMPLOYER'S elections.

                                                      SECTION 2.   CONTRIBUTIONS
================================================================================

2.1      CONTRIBUTIONS TO THIS PLAN

CONTRIBUTIONS to THIS PLAN are as the EMPLOYER elects in the ADOPTION AGREEMENT.

EMPLOYER CONTRIBUTIONS are EMPLOYEE ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, QUALIFIED MATCHING CONTRIBUTIONS, MATCHING CONTRIBUTIONS, and NON-ELECTIVE EMPLOYER CONTRIBUTIONS; all other CONTRIBUTIONS are EMPLOYEE CONTRIBUTIONS.

A PARTICIPANT'S accrued benefit derived from EMPLOYEE ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, EMPLOYEE CONTRIBUTIONS and QUALIFIED MATCHING CONTRIBUTIONS is nonforfeitable. Separate accounts for EMPLOYEE ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, EMPLOYEE CONTRIBUTIONS, MATCHING CONTRIBUTIONS, NON-ELECTIVE EMPLOYER CONTRIBUTIONS and QUALIFIED MATCHING CONTRIBUTIONS are maintained for each PARTICIPANT. Each ACCOUNT is credited with the applicable CONTRIBUTIONS and earnings thereon.

2.2 PROFIT-SHARING AND PROFIT-SHARING 401(K) - NON-INTEGRATED CONTRIBUTION ALLOCATION

Unless otherwise elected by the EMPLOYER in the ADOPTION AGREEMENT, EMPLOYER PROFIT-SHARING CONTRIBUTIONS and EMPLOYER NON-ELECTIVE CONTRIBUTIONS are allocated to each PARTICIPANT who either completes more than 500 HOURS OF SERVICE during the PLAN YEAR or who is employed on the last day of the PLAN YEAR in the ratio that such PARTICIPANT'S COMPENSATION bears to all PARTICIPANTS' total COMPENSATION for the PLAN YEAR.

2.3      PERMITTED DISPARITY

FOR PROFIT-SHARING AND PROFIT-SHARING 401(K) PLANS:

Subject to the overall permitted disparity limits, EMPLOYER PROFIT-SHARING CONTRIBUTIONS, EMPLOYER NON-ELECTIVE CONTRIBUTIONS and FORFEITURES for the PLAN YEAR, unless otherwise elected by the EMPLOYER in the ADOPTION AGREEMENT, are allocated to each PARTICIPANT'S ACCOUNT who either completes more than 500 HOURS OF SERVICE during the PLAN YEAR or who is employed on the last day of the PLAN YEAR as follows:

         (a)      For Profit-Sharing Plans:

                  (1) CONTRIBUTIONS and FORFEITURES are allocated to each PARTICIPANT'S Account in the ratio that each PARTICIPANT'S total COMPENSATION bears to all PARTICIPANTS' total COMPENSATION, but not in excess of 3% of each PARTICIPANT'S total COMPENSATION.


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

                  (2) Any CONTRIBUTIONS and FORFEITURES remaining after the allocation in (a)(1) are allocated to each PARTICIPANT'S ACCOUNT in the ratio that each PARTICIPANT'S COMPENSATION for the PLAN YEAR in excess of the INTEGRATION LEVEL bears to the excess COMPENSATION of all PARTICIPANTS, but not in excess of 3% of each PARTICIPANT'S COMPENSATION in excess of the INTEGRATION LEVEL. For this (a)(2), any PARTICIPANT who has exceeded the cumulative permitted disparity limit described below, such PARTICIPANT'S total COMPENSATION for the PLAN YEAR will be taken into account.

                  (3) Any CONTRIBUTIONS and FORFEITURES remaining after the allocation in (a)(2) are allocated to each PARTICIPANT'S ACCOUNT in the ratio that the sum of each PARTICIPANT'S total COMPENSATION and COMPENSATION in excess of the INTEGRATION LEVEL bears to the sum of all PARTICIPANTS' total COMPENSATION and COMPENSATION in excess of the INTEGRATION LEVEL, but not in excess of the MAXIMUM PROFIT-SHARING DISPARITY RATE. For this (a)(3), for any PARTICIPANT who has exceeded the cumulative permitted disparity limit described below, 2 times such PARTICIPANT'S total COMPENSATION for the PLAN YEAR is taken into account.

                  (4) Any remaining EMPLOYER CONTRIBUTIONS or FORFEITURES are allocated to each PARTICIPANT'S ACCOUNT in the ratio that each PARTICIPANT'S total COMPENSATION for the PLAN YEAR bears to all PARTICIPANTS' total COMPENSATION for that year.

         (b)      For Money Purchase Plans:

                  CONTRIBUTIONS and FORFEITURES are allocated to each PARTICIPANT'S ACCOUNT in the percentage of the PARTICIPANT'S COMPENSATION elected by the EMPLOYER in the ADOPTION AGREEMENT, up to the INTEGRATION LEVEL plus a Base Percentage specified in the ADOPTION AGREEMENT (not to exceed the Base Percentage by more than the lesser of (i) the Base Percentage, or (ii) the maximum disparity rate of such PARTICIPANT'S COMPENSATION in excess of the INTEGRATION LEVEL.

                  "BASE PERCENTAGE" means the percentage of compensation contributed by the Employer for compensation not in excess of the INTEGRATION LEVEL.

FOR MONEY PURCHASE PLANS:

Subject to the overall permitted disparity limits, the EMPLOYER contributes for each PARTICIPANT who either completes more than 500 HOURS OF SERVICE during the PLAN YEAR or who is employed on the last day of the PLAN YEAR an amount equal to the Base Percentage, (not less than 3%) of each PARTICIPANT'S COMPENSATION for the PLAN YEAR, up to the INTEGRATION LEVEL plus the Excess Percentage, (not less than 3%) and not to exceed (i) the Base Percentage or (ii) the money purchase


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

maximum disparity rate of such PARTICIPANT'S COMPENSATION in excess of the INTEGRATION LEVEL. However, for any PARTICIPANT who exceeds the cumulative permitted disparity limit, the EMPLOYER contributes for each PARTICIPANT who either completes more than 500 HOURS OF SERVICE during the PLAN YEAR or is employed on the last day of the PLAN YEAR an amount equal to the excess contribution percentage multiplied by the PARTICIPANT'S total COMPENSATION.

OVERALL PERMITTED DISPARITY LIMIT

ANNUAL OVERALL PERMITTED DISPARITY LIMIT:

Notwithstanding the preceding paragraph(s), for any PLAN YEAR THIS PLAN benefits any PARTICIPANT who benefits under another qualified plan or simplified employee pension, as defined in CODE Section 408(k), maintained by the EMPLOYER that provides for permitted disparity (or imputes disparity), the EMPLOYER contributes for each PARTICIPANT who either completes more than 500 HOURS OF SERVICE during the PLAN YEAR or who is employed on the last day of the PLAN YEAR an amount equal to the excess contribution percentage multiplied by the PARTICIPANT'S total COMPENSATION.

CUMULATIVE PERMITTED DISPARITY LIMIT:

Effective for PLAN YEARS beginning on or after January 1, 1995, the cumulative permitted disparity limit for a PARTICIPANT is 35 total cumulative permitted disparity years. Total cumulative permitted years is the number of years credited to the PARTICIPANT for allocation or accrual purposes by THIS PLAN, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the EMPLOYER. To determine the PARTICIPANT'S cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the PARTICIPANT does not benefit by a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the PARTICIPANT has no cumulative disparity limit.

The INTEGRATION LEVEL is the TAXABLE WAGE BASE (TWB) or such lesser amount elected by the EMPLOYER in the ADOPTION AGREEMENT . The TAXABLE WAGE BASE is the contribution and benefit base in effect in Section 230 of the Social Security Act at the beginning of the PLAN YEAR.

COMPENSATION is compensation as defined in 2.20.

The MAXIMUM DISPARITY RATE is equal to the lesser of:

         (a) A Base Percentage of 2.7% for Profit-Sharing Plans or 5.7% for Money Purchase Plans

         (b)      the applicable percentage determined by the following table:



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

If the INTEGRATION LEVEL ("TWB" means TAXABLE WAGE BASE)  -

                                                      the applicable percentage is:
                                            ------------------------------------------------------------

                                            for Top-Heavy              for NonTop-Heavy   for Money
is more than      but not more than.Profit-Sharing Plans      Profit-Sharing Plans        Purchase Plans
--------------------------------------------------------------------------------------------------------
   $0                      X*                   2.7%                    5.7%                  5.7%
X*  of TWB            80% of TWB                1.3%                    4.3%                  4.3%
80% of TWB                 Y**                  2.4%                    5.4%                  5.4%

* X equals the greater of $10,000 or 20% of the TWB.
** Y equals an amount more than 80% of the TWB but less than 100 % of the TWB.

         If the INTEGRATION LEVEL used is equal to the TAXABLE WAGE BASE, the applicable percentage is 2.7% for Profit-Sharing Plans and 5.7% for Money Purchase Plans.

2.4      ALLOCATION LIMITATIONS

         (a) If the PARTICIPANT does not participate in, and never participated in (i) another qualified plan, or (ii) a welfare benefit fund (in CODE SECTION 419(e)), or (iii) an individual medical account (in CODE SECTION 415(1)(2)), or (iv) a simplified employee pension (in CODE SECTION 408(k)), which provides an ANNUAL ADDITION, the amount of ANNUAL ADDITIONS which may be credited to the PARTICIPANT'S ACCOUNT for any LIMITATION YEAR does not exceed the lesser of the MAXIMUM PERMISSIBLE AMOUNT or any other limitation in THIS PLAN. If the EMPLOYER CONTRIBUTION that would otherwise be contributed or allocated to the PARTICIPANT'S ACCOUNT causes the ANNUAL ADDITIONS for the LIMITATION YEAR to exceed the MAXIMUM PERMISSIBLE AMOUNT, the amount contributed or allocated is reduced so that the ANNUAL ADDITIONS for the LIMITATION YEAR equal the MAXIMUM PERMISSIBLE AMOUNT.

         (b) Prior to determining the PARTICIPANT'S actual COMPENSATION for the LIMITATION YEAR, the EMPLOYER may determine the MAXIMUM PERMISSIBLE AMOUNT for a PARTICIPANT on a reasonable estimate of the PARTICIPANT'S COMPENSATION for the LIMITATION YEAR, uniformly determined for all PARTICIPANTS similarly situated.

         (c) As soon as is administratively feasible after the end of the LIMITATION YEAR, the MAXIMUM PERMISSIBLE AMOUNT for the LIMITATION YEAR is determined on the basis of the PARTICIPANT'S actual COMPENSATION for the LIMITATION YEAR.

         (d) If by subsection 2.4(c) or as a result of the allocation of FORFEITURES, there is an EXCESS AMOUNT, such excess is disposed of as follows:

                  (1) Any NONDEDUCTIBLE VOLUNTARY EMPLOYEE CONTRIBUTIONS, (plus attributable earnings), to the extent they would reduce the EXCESS AMOUNT, is returned to the PARTICIPANT;

                  (2) If after the application of (1) an EXCESS AMOUNT still exists, any ELECTIVE DEFERRALS (plus attributable earnings), to the extent they would reduce the excess amount, is distributed to the PARTICIPANT.

                  (3) If after the application of (2) an EXCESS AMOUNT still exists, and the PARTICIPANT is covered by THIS PLAN at the end of the LIMITATION YEAR, the EXCESS AMOUNT in the PARTICIPANT'S ACCOUNT is used to reduce EMPLOYER CONTRIBUTIONS (including any allocation of FORFEITURES) for such PARTICIPANT in the next LIMITATION YEAR, and each succeeding LIMITATION YEAR if necessary.

                  (4) If after the application of (2) an EXCESS AMOUNT still exists and the PARTICIPANT is not covered by THIS PLAN at the end of a LIMITATION YEAR, the EXCESS AMOUNT is held unallocated in a suspense account consisting of Plan assets. The suspense account is applied to reduce future EMPLOYER CONTRIBUTIONS for all remaining PARTICIPANTS in the next LIMITATION YEAR, and each succeeding LIMITATION YEAR if necessary.

                  (5) If a suspense account is in existence at any time during a LIMITATION YEAR by (4), it does not participate in the allocation of investment gains and losses. If a suspense account is in existence at any time during a particular LIMITATION YEAR, all amounts in the suspense account are allocated and reallocated to PARTICIPANTS' ACCOUNTS before any EMPLOYER or any EMPLOYEE CONTRIBUTIONS are made to THIS PLAN for that LIMITATION YEAR. EXCESS AMOUNTS cannot be distributed to PARTICIPANTS or former PARTICIPANTS.

         (e) This Section applies if, in addition to THIS PLAN, the PARTICIPANT is covered by (i) another qualified master or prototype defined contribution plan, (ii) a welfare benefit fund, (iii) an individual medical account, or (iv) a simplified employee pension maintained by the EMPLOYER, that provides an ANNUAL ADDITION, during any LIMITATION YEAR.

                  The ANNUAL ADDITIONS which are credited to a PARTICIPANT'S ACCOUNT by THIS PLAN for any such LIMITATION YEAR cannot exceed the MAXIMUM PERMISSIBLE AMOUNT reduced by the ANNUAL ADDITIONS credited to a PARTICIPANT'S ACCOUNT in such other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the same LIMITATION YEAR.

                  If the ANNUAL ADDITIONS for the PARTICIPANT in such other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the EMPLOYER are less than the MAXIMUM PERMISSIBLE AMOUNT and the EMPLOYER CONTRIBUTION otherwise contributed or allocated to the PARTICIPANT'S ACCOUNT in THIS PLAN causes the ANNUAL ADDITIONS for the LIMITATION YEAR to exceed this limitation, the amount contributed or allocated is reduced so that the ANNUAL ADDITIONS by all such plans and funds for the LIMITATION YEAR equal the MAXIMUM PERMISSIBLE AMOUNT.

                  If the ANNUAL ADDITIONS for the PARTICIPANT in such other qualified master and prototype defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the MAXIMUM PERMISSIBLE AMOUNT, no amount is contributed or allocated to the PARTICIPANT'S ACCOUNT for the LIMITATION YEAR.

         (f) Prior to determining the PARTICIPANT'S actual COMPENSATION for the LIMITATION YEAR, the EMPLOYER may determine the MAXIMUM PERMISSIBLE AMOUNT for a PARTICIPANT in the manner described in (b).

         (g) As soon as is administratively feasible after the end of the LIMITATION YEAR, the MAXIMUM PERMISSIBLE AMOUNT for the LIMITATION YEAR is determined on the basis of the PARTICIPANT'S actual COMPENSATION for the LIMITATION YEAR.

         (h) If, by (g) or as a result of the allocation of FORFEITURES, a PARTICIPANT'S ANNUAL ADDITIONS in THIS PLAN and such other plans results in an EXCESS AMOUNT for a LIMITATION YEAR, the EXCESS AMOUNT is deemed to consist of the ANNUAL ADDITIONS last allocated, except that ANNUAL ADDITIONS attributable to a simplified employee pension is deemed to have been allocated first, followed by ANNUAL ADDITIONS to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

         (i) If an EXCESS AMOUNT is allocated to a PARTICIPANT on an allocation date which coincides with an allocation date of another plan, the EXCESS AMOUNT attributed to THIS PLAN is the product of

                  (1) the total EXCESS AMOUNT allocated as of such date, times

                  (2) the ratio of (i) the ANNUAL ADDITIONS allocated to the PARTICIPANT for the LIMITATION YEAR as of such date by THIS PLAN to (ii) the total ANNUAL ADDITIONS allocated to the PARTICIPANT for the LIMITATION YEAR as of such date in this and all the other qualified MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLANS.

         (j) Any EXCESS AMOUNT attributed to THIS PLAN is disposed of as described in (d).

         (k) If the PARTICIPANT is covered by another qualified defined contribution plan maintained by the EMPLOYER which is not a MASTER OR PROTOTYPE DEFINED CONTRIBUTION PLAN, ANNUAL ADDITIONS which are credited to the PARTICIPANT'S ACCOUNT by THIS PLAN for any LIMITATION YEAR are limited by (e) through
                  (j) as though the other plan were a MASTER OR PROTOTYPE PLAN unless the EMPLOYER provides other limitations in ADOPTION AGREEMENT Section 2.

                  (l) If the EMPLOYER maintains, or at any time maintained, a qualified defined benefit plan (other than paired plan #P-1) covering any PARTICIPANT, the sum of the PARTICIPANT'S DEFINED BENEFIT PLAN FRACTION and DEFINED CONTRIBUTION PLAN FRACTION do not exceed 1.0 in any LIMITATION YEAR. The ANNUAL ADDITIONS which may be credited to the PARTICIPANT'S ACCOUNT by THIS PLAN for any LIMITATION YEAR are limited by ADOPTION AGREEMENT
                  Section 2.

2.5      EMPLOYEE CONTRIBUTIONS

         (a)      Nondeductible Employee Contributions and Matching
                  Contributions.

                  THIS PLAN does not accept NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS for PLAN YEARS beginning after the PLAN YEAR in which THIS PLAN is adopted by the EMPLOYER. NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS for PLAN YEARS beginning after December 31, 1986, together with any MATCHING CONTRIBUTIONS, are limited so as to meet the nondiscrimination test of CODE SECTION 401(m).

                  NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS, including transfers from other qualified plans, and earnings thereon are nonforfeitable at all times.

         (b)      Deductible voluntary employee contributions.

                  The ADMINISTRATOR will not accept DEDUCTIBLE EMPLOYEE CONTRIBUTIONS made for a taxable year beginning after December 31, 1986. Such contributions made prior to that date are maintained in a separate ACCOUNT which will be nonforfeitable at all times. The ACCOUNT shares in the gains and losses in THIS PLAN as described in 2.6(f). No part of the DEDUCTIBLE VOLUNTARY CONTRIBUTION ACCOUNT is used to purchase life insurance. Subject to subsection 3.2, JOINT AND SURVIVOR ANNUITY requirements (if applicable), a PARTICIPANT may withdraw any part of his/her DEDUCTIBLE VOLUNTARY CONTRIBUTION ACCOUNT by making a written application to the ADMINISTRATOR.

                  No FORFEITURES occur solely as a result of an EMPLOYEE'S withdrawal of EMPLOYEE CONTRIBUTIONS.

2.6      VESTING

A PARTICIPANT'S ACCOUNT BALANCE from EMPLOYER CONTRIBUTIONS which are not otherwise vested shall vest as elected by the EMPLOYER in the ADOPTION AGREEMENT.

         (a)      Before BREAK IN SERVICE

                  If an EMPLOYEE terminates SERVICE, and the value of the EMPLOYEE'S VESTED ACCOUNT BALANCE is not greater than $5,000 (plan years beginning after August 5, 1997) or $3,500 (plan years beginning before August 6, 1997), the EMPLOYEE will receive a distribution of the value of the entire vested portion of such ACCOUNT BALANCE, and the nonvested portion is treated as a FORFEITURE. For this Section, if the value of an EMPLOYEE'S vested ACCOUNT BALANCE is zero, the EMPLOYEE is deemed to receive a distribution of such vested ACCOUNT BALANCE. A PARTICIPANT'S vested ACCOUNT BALANCE does not include accumulated DEDUCTIBLE EMPLOYEE CONTRIBUTIONS in CODE
                  SECTION 72(o)(5)(B) for PLAN YEARS beginning prior to January 1, 1989.

                  If an EMPLOYEE terminates SERVICE, and elects, by the requirements of subsection 3.3, to receive the value of the EMPLOYEE'S vested ACCOUNT BALANCE, the nonvested portion is treated as a FORFEITURE. If the EMPLOYEE elects to have distributed less than the entire vested portion of the ACCOUNT BALANCE derived from EMPLOYER CONTRIBUTIONS, the part of the nonvested portion that is treated as a FORFEITURE is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to EMPLOYER CONTRIBUTIONS and the denominator of which is the total value of the vested ACCOUNT BALANCE derived from EMPLOYER CONTRIBUTIONS.

                  If an EMPLOYEE receives or is deemed to receive a distribution by this Section and the EMPLOYEE resumes SERVICE, the EMPLOYEE'S ACCOUNT BALANCE derived from EMPLOYER CONTRIBUTIONS is restored to the amount on the date of distribution if the EMPLOYEE repays to THIS PLAN the full amount of the distribution attributable to EMPLOYER CONTRIBUTIONS before the earlier of (i) 5 years after the first date on which the PARTICIPANT is reemployed by the EMPLOYER or (ii) the date the PARTICIPANT incurs 5 consecutive 1-year BREAKS IN SERVICE following the date of the distribution. If an EMPLOYEE is deemed to receive a distribution by this Section and the EMPLOYEE resumes SERVICE before the PARTICIPANT incurs 5 consecutive 1-year BREAKS IN SERVICE, on such EMPLOYEE'S reemployment, the EMPLOYEE'S ACCOUNT BALANCE is restored to the amount on the date of such deemed distribution.

                  If a distribution is made at a time when the PARTICIPANT has a nonforfeitable right to less than 100% of the ACCOUNT BALANCE derived from EMPLOYER Contributions and the PARTICIPANT may increase the nonforfeitable percentage in the account:

                  (1) A separate ACCOUNT is established for the PARTICIPANT'S interest in THIS PLAN as of the time of the distribution and

                  (2) At any relevant time the PARTICIPANT'S nonforfeitable portion of the separate ACCOUNT is equal to an amount ("X") determined by the formula:

                           X equals P(AB plus (R multiplied by D)) minus (R multiplied by D)

                  To apply the formula: P is the nonforfeitable percentage at the relevant time, AB is the ACCOUNT BALANCE at the relevant time, D is the amount of the distribution, and R is the ratio of the ACCOUNT BALANCE at the relevant time to the ACCOUNT BALANCE after distribution.

         (b)      Vesting Computation Period

                  To compute an EMPLOYEE'S nonforfeitable right to his/her ACCOUNT BALANCE derived from EMPLOYER CONTRIBUTIONS, YEARS OF SERVICE and BREAKS IN SERVICE are measured by the PLAN YEAR.

         (c)      Normal Retirement Age.

                  Notwithstanding the vesting schedule elected by the EMPLOYER in ADOPTION Agreement Section 2, an EMPLOYEE'S right to his or her ACCOUNT BALANCE is nonforfeitable on his or her NORMAL RETIREMENT AGE.

         (d)      One Year Hold-out.

                  If a PARTICIPANT incurs a 1-year BREAK IN SERVICE, YEARS OF SERVICE before such break are not taken into account until the PARTICIPANT completes a YEAR OF Service after such break in SERVICE.

         (e)      Rule of parity.

                  For a PARTICIPANT with 5 or more consecutive 1-year BREAKS IN SERVICE, the PARTICIPANT'S pre-break SERVICE counts in vesting of the EMPLOYER-derived accrued benefit only if either:

                  (1) such PARTICIPANT has any nonforfeitable interest in the accrued benefit attributable to EMPLOYER CONTRIBUTIONS at separation from SERVICE or

                  (2) on returning to SERVICE the number of consecutive 1-year BREAKS IN SERVICE is less than the number of YEARS OF SERVICE.

         f)       Pre-break and Post-break Account

                  For a PARTICIPANT with 5 consecutive 1-year BREAKS IN SERVICE, all YEARS OF SERVICE after such BREAKS IN SERVICE are disregarded for vesting the Employer-derived ACCOUNT BALANCE that accrues before such breaks, but both pre-break and post-break SERVICE count for vesting the EMPLOYER-derived ACCOUNT BALANCE that accrues after such breaks. Both ACCOUNTS will share in the earnings and losses of the TRUST.

                  For a PARTICIPANT without 5 consecutive 1-year BREAKS IN SERVICE, both the pre-break and post-break SERVICE count in vesting both the pre-break and post-break EMPLOYER-derived ACCOUNT BALANCE.

                  For a PARTICIPANT with 5 or more consecutive 1-year BREAKS IN SERVICE all SERVICE after such BREAKS IN SERVICE are disregarded for vesting the EMPLOYER-derived ACCOUNT BALANCE that accrued before such BREAKS IN SERVICE. Such PARTICIPANT'S pre-break SERVICE count in vesting the post-break EMPLOYER-derived ACCOUNT Balance only if either:

                  (1) such PARTICIPANT has any nonforfeitable interest in the ACCOUNT BALANCE attributable to EMPLOYER CONTRIBUTIONS at the time of separation from SERVICE or --

                  (2) upon returning to SERVICE the number of consecutive 1-year BREAKS IN SERVICE is less than the number of YEARS OF SERVICE.

         (g)      Vesting Schedule Amendment

                  If THIS PLAN'S vesting schedule is amended or THIS PLAN is amended in any way that directly or indirectly affects the computation of the PARTICIPANT'S nonforfeitable percentage or if THIS PLAN is deemed amended by an automatic change to or from a TOP-HEAVY vesting schedule, each PARTICIPANT with at least 3 YEARS OF SERVICE may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed by THIS PLAN without such amendment or change. For PARTICIPANTS without at least 1 HOUR OF SERVICE in any PLAN YEAR beginning after December 31, 1988, the preceding sentence is applied by substituting "5 YEARS OF SERVICE" for "3 YEARS OF SERVICE" where such language appears.

                  The period during which the election may be made shall begin with the date the amendment is adopted or deemed to be made and ends on the latest of:

                  (1)      60 days after the amendment is adopted;
                  (2)      60 days after the amendment becomes effective; or

                  (3) 60 days after the PARTICIPANT is issued written notice of the amendment by the EMPLOYER or ADMINISTRATOR.

                  No amendment is effective if it decreases a PARTICIPANT'S ACCRUED BENEFIT. Notwithstanding the preceding sentence, a PARTICIPANT'S ACCOUNT BALANCE may be reduced as permitted by CODE SECTION 412(c)(8). For this paragraph, a plan amendment which decreases a PARTICIPANT'S ACCOUNT BALANCE or eliminates an optional form of benefit, as to benefits attributable to SERVICE before the amendment, is treated as reducing an ACCRUED BENEFIT. Furthermore, if the vesting schedule of a plan is amended, for an EMPLOYEE who is a PARTICIPANT as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such EMPLOYEE'S EMPLOYER-derived ACCRUED BENEFIT is not less than the percentage computed by THIS PLAN without such amendment.

                  If THIS PLAN is or becomes TOP-HEAVY in any PLAN YEAR beginning after December 31, 1983, the provisions of 2.7(d) supersede any conflicting provisions in THIS PLAN or the ADOPTION AGREEMENT.

         (h)      Plan Termination.

                  On THIS PLAN'S termination or partial termination, the ACCOUNT BALANCE of each affected PARTICIPANT is nonforfeitable.

         (i)      Contribution Discontinuance.

                  On THIS PLAN'S complete discontinuance of CONTRIBUTIONS, the ACCOUNT BALANCE of each affected PARTICIPANT is nonforfeitable.

2.7      TOP HEAVY ALLOCATION

         (a)      No Employer defined benefit plan.

                  The EMPLOYER shall not maintain THIS PLAN at any time when the EMPLOYER maintains a defined benefit plan.

         (b)      Minimum allocation.

                  (1) When THIS PLAN is TOP-HEAVY and except as otherwise provided in (2) below, the EMPLOYER CONTRIBUTIONS and FORFEITURES allocated to any PARTICIPANT who is not a KEY EMPLOYEE are not less than the lesser of 3% of such PARTICIPANT'S COMPENSATION or if the EMPLOYER has no defined benefit plan which designates THIS PLAN to satisfy CODE SECTION 401, the largest percentage of EMPLOYER CONTRIBUTIONS and FORFEITURES, as a percentage of KEY EMPLOYEE'S COMPENSATION, as limited by CODE SECTION 401(a)(17), allocated to any KEY EMPLOYEE for that year. The minimum allocation is determined without any Social Security contribution. The minimum allocation is made even though, under other plan provisions, the PARTICIPANT is not otherwise entitled to receive an allocation, or receives a lesser allocation for the year because the PARTICIPANT does not (i) complete 500 HOURS OF SERVICE (or any equivalent provided in THIS PLAN),
                           (ii) make MANDATORY EMPLOYEE CONTRIBUTIONS to THIS PLAN or (iii) have a certain amount of Compensation less than a stated amount.

                  (2) The provision in (1) does not apply to any PARTICIPANT to the extent the PARTICIPANT is covered by any other plan or plans of the EMPLOYER and the EMPLOYER provides in ADOPTION AGREEMENT that the minimum allocation or benefit requirement applicable to TOP-HEAVY plans is met in the other plan or plans.

         (c)      Nonforfeitability of minimum allocation.

                  The minimum allocation required (to the extent required to be nonforfeitable in CODE SECTION 416(b)) is not forfeited by CODE SECTION 411(a)(3)(B) or 411(a)(3)(D).

         (d)      Minimum vesting schedules.

                  For any PLAN YEAR in which THIS PLAN is TOP-HEAVY, 1 of the minimum vesting schedules as elected by the EMPLOYER in the ADOPTION AGREEMENT automatically applies to THIS PLAN. The minimum vesting schedule applies to all benefits in CODE
                  SECTION 411(a)(7) except those attributable to EMPLOYEE CONTRIBUTIONS, including benefits accrued before the effective date of CODE SECTION 416 and benefits accrued before THIS PLAN became TOP-HEAVY. No decrease in a PARTICIPANT'S nonforfeitable percentage occurs if THIS PLAN'S status as TOP-HEAVY changes for any PLAN YEAR. However, this paragraph does not apply to the ACCOUNT BALANCES of any EMPLOYEE who does not have an HOUR OF SERVICE after THIS PLAN initially becomes TOP-HEAVY and such EMPLOYEE'S ACCOUNT BALANCE attributable to EMPLOYER CONTRIBUTIONS and FORFEITURES are determined without this paragraph.

         (e) The EMPLOYER may elect in the ADOPTION AGREEMENT how paired plans will satisfy the Code Section 416 minimum benefit.

         (f) For this subsection, COMPENSATION has the meaning in subsection 2.20(g).

2.8      ELECTIVE DEFERRALS

A PARTICIPANT may elect to have his/her COMPENSATION reduced as elected by the EMPLOYER in the ADOPTION AGREEMENT.

2.9      EXCESS ELECTIVE DEFERRALS

No PARTICIPANT is permitted to have ELECTIVE DEFERRALS made to THIS PLAN, or any other qualified plan maintained by the EMPLOYER, during any taxable year, in excess of the dollar limitation in CODE SECTION 402(g) in effect at the beginning of such taxable year.

2.10     DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS

A PARTICIPANT may assign to THIS PLAN any EXCESS ELECTIVE DEFERRALS made during the PARTICIPANT'S taxable year by notifying the ADMINISTRATOR on or before the date specified in the ADOPTION AGREEMENT of the amount of the EXCESS ELECTIVE DEFERRALS to be assigned to THIS PLAN. A Participant is deemed to notify the ADMINISTRATOR of any EXCESS ELECTIVE DEFERRALS from taking into account only those ELECTIVE DEFERRALS made to THIS PLAN and any other plans of the EMPLOYER.

Notwithstanding any other provision, EXCESS ELECTIVE DEFERRALS, plus any income and minus any loss allocable thereto, are distributed no later than April 15 to the PARTICIPANT to whose ACCOUNT EXCESS ELECTIVE DEFERRALS are assigned for the preceding year and who claims EXCESS ELECTIVE DEFERRALS for such taxable year.

EXCESS ELECTIVE DEFERRALS are adjusted for any income or loss up to the date of distribution. The income or loss allocable to EXCESS ELECTIVE DEFERRALS is the sum of: (i) income or loss allocable to the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT for the taxable year multiplied by a fraction, the numerator of which is such PARTICIPANT'S EXCESS ELECTIVE DEFERRALS for the year and the denominator is the PARTICIPANT'S ACCOUNT BALANCE attributable to ELECTIVE DEFERRALS without any income or loss occurring during such taxable year and (ii) 10% of the amount determined by (i) multiplied by the number of whole calendar months between the end of the PARTICIPANT'S taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

2.11     ACTUAL DEFERRAL PERCENTAGE TEST

PRIOR YEAR TESTING

         (a) The ACTUAL DEFERRAL PERCENTAGE ("ADP") for a PLAN YEAR for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for each PLAN YEAR and the prior year's ADP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES for the prior PLAN YEAR satisfies 1 of the following (the "ADP TEST"):

                  (1) The ADP for a PLAN YEAR for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for the PLAN YEAR does not exceed the prior year's ADP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES for the prior PLAN YEAR multiplied by 1.25; or

                  (2) The ADP for a PLAN YEAR for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for the PLAN YEAR does not exceed the prior year's ADP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES for the prior PLAN YEAR multiplied by 2.0, provided the ADP for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES does not exceed the ADP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES in the prior PLAN YEAR by more than 2 percentage points.

                           For the first PLAN YEAR, THIS PLAN permits any PARTICIPANT to make ELECTIVE DEFERRALS and this is not a successor plan, for the foregoing tests, the prior year's NON-HIGHLY COMPENSATED EMPLOYEES' ADP shall be 3% unless the EMPLOYER has elected to use the PLAN YEAR'S ADP for these PARTICIPANTS.

CURRENT YEAR TESTING

         If elected by the EMPLOYER, the ADP TESTS in (1) and (2), above, will be applied by comparing the current PLAN YEAR'S ADP for PARTICIPANTS who are HIGHLY COMPENSATED Employees with the current PLAN YEAR'S ADP for PARTICIPANTS who are NON-HIGHLY COMPENSATED EMPLOYEES. Once made, this election can only be undone if THIS PLAN meets the requirements for changing to prior year testing set forth in Notice 98-1 (or superseding guidance).

         (b) A PARTICIPANT is a HIGHLY COMPENSATED EMPLOYEE for a particular PLAN YEAR if he or she meets the definition of a HIGHLY COMPENSATED EMPLOYEE in effect for that PLAN YEAR. Similarly, a PARTICIPANT is a NON-HIGHLY COMPENSATED EMPLOYEE for a particular PLAN YEAR if he or she does not meet the definition of a HIGHLY COMPENSATED EMPLOYEE in effect for that PLAN YEAR.

         (c) The ADP for any PARTICIPANT who is a HIGHLY COMPENSATED EMPLOYEE for the PLAN YEAR and who is eligible to have ELECTIVE DEFERRALS (and QUALIFIED NON-ELECTIVE CONTRIBUTIONS or QUALIFIED MATCHING CONTRIBUTIONS, or both, if treated as ELECTIVE DEFERRALS for the ADP test) allocated to his or her accounts under 2 or more arrangements described in CODE
                  SECTION 401(k), maintained by the EMPLOYER are determined as if such ELECTIVE DEFERRALS (and, if applicable, such QUALIFIED NON-ELECTIVE CONTRIBUTIONS or QUALIFIED MATCHING CONTRIBUTIONS, or both) were made by 1 arrangement. If a HIGHLY COMPENSATED EMPLOYEE participates in 2 or more cash or deferred arrangements having different PLAN YEARS, all cash or deferred arrangements ending with or within the same calendar year are treated as 1 arrangement. Notwithstanding the foregoing, certain plans are treated as separate if mandatorily disaggregated by CODE SECTION 401(k) REGULATIONS.

         (d) If THIS PLAN satisfies the requirements of CODE SECTIONS 401(k), 401(a)(4), or 410(b) only if aggregated with 1 or more other plans, or if 1 or more other plans satisfy the requirements of such CODE SECTIONS only if aggregated with THIS PLAN, this subsection applies by determining the ADP of EMPLOYEES as if all such plans were 1 plan. Any adjustments to the NON-HIGHLY COMPENSATED EMPLOYEE ADP for the prior year will be according to Notice 98-1 and any superseding guidance, unless the EMPLOYER has elected in the ADOPTION AGREEMENT to use the current year testing method. Plans may be aggregated in order to satisfy CODE SECTION 401(k) only if they have the same PLAN YEAR and use the same ADP testing method.

         (e) To determine the ADP TEST, EMPLOYEE ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS and QUALIFIED MATCHING CONTRIBUTIONS are made before the end of the 12-month period immediately following the PLAN YEAR to which such contributions relate.

         (f) The EMPLOYER maintains records sufficient to demonstrate satisfaction of the ADP TEST and the amount of QUALIFIED NON-ELECTIVE CONTRIBUTIONS or QUALIFIED MATCHING CONTRIBUTIONS, or both, used in such test.

2.12     DISTRIBUTION OF EXCESS CONTRIBUTIONS

Notwithstanding any other provision, EXCESS CONTRIBUTIONS, plus any income and minus any loss allocable thereto, are distributed no later than the last day of each PLAN YEAR to the PARTICIPANTS to whose ACCOUNTS such EXCESS CONTRIBUTIONS were allocated for the preceding PLAN YEAR. EXCESS CONTRIBUTIONS are allocated to the HIGHLY COMPENSATED EMPLOYEES with the largest amounts of EMPLOYER CONTRIBUTIONS taken into account in calculating the ADP TEST for the year in which the excess arose, beginning with the HIGHLY COMPENSATED EMPLOYEE with the largest amount of such EMPLOYER CONTRIBUTIONS and continuing in descending order until all the EXCESS CONTRIBUTIONS have been allocated. For the preceding sentence, the "largest amount" is determined after distribution of any EXCESS CONTRIBUTIONS.

If such excess amounts are distributed more than 2 " months after the last day of the PLAN YEAR in which such excess amounts arose, a 10% excise tax is imposed on the EMPLOYER as to such amounts.

EXCESS CONTRIBUTIONS (including the amounts recharacterized) are treated as ANNUAL ADDITIONS to THIS PLAN.

EXCESS CONTRIBUTIONS are adjusted for any income or loss up to the date of distribution. The income or loss allocable to EXCESS CONTRIBUTIONS allocated to each PARTICIPANT is the sum of: (i) income or loss allocable to the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT (and, if applicable, the QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT or the QUALIFIED MATCHING CONTRIBUTIONS ACCOUNT or both) for the PLAN YEAR multiplied by a fraction, the numerator of which is such PARTICIPANT'S EXCESS CONTRIBUTIONS for the year and the denominator is the PARTICIPANT'S ACCOUNT BALANCE attributable to ELECTIVE DEFERRALS (and QUALIFIED NON-ELECTIVE CONTRIBUTIONS or QUALIFIED MATCHING CONTRIBUTIONS, or both, if any of such contributions are included in the ADP
TEST) without regard to any income or loss occurring during such PLAN YEAR; and
(ii) 10% of the amount determined in (i) multiplied by the number of whole calendar months between the end of the PLAN YEAR and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

EXCESS CONTRIBUTIONS are distributed from the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT, and QUALIFIED MATCHING CONTRIBUTION ACCOUNT (if applicable) in proportion to the PARTICIPANT'S ELECTIVE DEFERRALS and QUALIFIED MATCHING CONTRIBUTIONS (to the extent used in the ADP test) for the PLAN YEAR. EXCESS CONTRIBUTIONS are distributed from the PARTICIPANT'S QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT only to the extent that such EXCESS CONTRIBUTIONS exceed the balance in the PARTICIPANT'S ELECTIVE DEFERRAL ACCOUNT and QUALIFIED MATCHING CONTRIBUTION ACCOUNT.

2.13     RECHARACTERIZATION

A PARTICIPANT may recharacterize his or her EXCESS CONTRIBUTIONS as an amount distributed to the PARTICIPANT and then contributed by the PARTICIPANT to THIS PLAN. Recharacterized amounts remain nonforfeitable.

Amounts may not be recharacterized by a HIGHLY COMPENSATED EMPLOYEE to the extent that such amount, in combination with other EMPLOYEE CONTRIBUTIONS made by that EMPLOYEE, exceed any stated limit in THIS PLAN for EMPLOYEE CONTRIBUTIONS.

Recharacterization must occur no later than 2 " months after the last day of the PLAN YEAR in which such EXCESS CONTRIBUTIONS arose and is deemed to occur no earlier than the date the last HIGHLY COMPENSATED EMPLOYEE is informed in writing of the amount recharacterized and the consequences thereof.

Recharacterized amounts are taxable to the PARTICIPANT for the PARTICIPANT'S tax year in which the PARTICIPANT would have received them in cash.

2.14     MATCHING CONTRIBUTIONS

If the EMPLOYER elects in the ADOPTION AGREEMENT, the EMPLOYER makes MATCHING CONTRIBUTIONS to THIS PLAN.

         (a)      Forfeitures and Vesting of MATCHING CONTRIBUTIONS

                  MATCHING CONTRIBUTIONS are vested by ADOPTION AGREEMENT
                  Section 2. MATCHING CONTRIBUTIONS are fully vested at NORMAL RETIREMENT AGE, on complete or partial termination, or on complete discontinuance of EMPLOYER CONTRIBUTIONS.

                  FORFEITURES of MATCHING CONTRIBUTIONS, other than EXCESS AGGREGATE CONTRIBUTIONS, are made by Section 2.

         (b)      QUALIFIED MATCHING CONTRIBUTIONS

                  If elected by the EMPLOYER in the ADOPTION AGREEMENT, the EMPLOYER makes QUALIFIED MATCHING CONTRIBUTIONS to THIS PLAN.

2.15     LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

PRIOR YEAR TESTING

         (a) The AVERAGE CONTRIBUTION PERCENTAGE ("ACP") for a PLAN YEAR for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for each PLAN YEAR and the prior year's ACP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES for the same PLAN YEAR satisfy 1 of the following tests ("ACP TEST"):

                  (1) The ACP for a PLAN YEAR for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for the PLAN YEAR do not exceed the prior year's ACP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES for the prior PLAN YEAR multiplied by 1.25; or

                  (2) The ACP for a PLAN YEAR for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for the PLAN YEAR do not exceed the prior year's ACP for PARTICIPANTS who were NON-HIGHLY COMPENSATED EMPLOYEES for the prior PLAN YEAR multiplied by 2, provided that the ACP for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES does not exceed the ACP for Participants who were NON-HIGHLY COMPENSATED EMPLOYEES in the prior PLAN YEAR by more than 2 percentage points.

                  For the first PLAN YEAR THIS PLAN permits any PARTICIPANT to make EMPLOYEE CONTRIBUTIONS, provides for MATCHING CONTRIBUTIONS or both, and this is not a successor plan, for purposes of the foregoing tests, the prior year's NON-HIGHLY COMPENSATED EMPLOYEES' ACP shall be 3% unless the EMPLOYER has elected to use the PLAN YEAR'S ACP for these PARTICIPANTS.

CURRENT YEAR TESTING

         If elected by the EMPLOYER, the ACP Tests in (1) and (2), above, will be applied by comparing the current year's ACP for PARTICIPANTS who are HIGHLY COMPENSATED EMPLOYEES for each PLAN YEAR with the current PLAN YEAR'S ACP for PARTICIPANTS who are NON-HIGHLY COMPENSATED EMPLOYEES. Once made, this election can only be undone if THIS PLAN meets the requirements for changing to prior year testing set forth in Notice 98-1 (or superseding guidance).

SPECIAL RULES:

         (c) If 1 or more HIGHLY COMPENSATED EMPLOYEES participate in both a CODA and a plan subject to the ACP TEST maintained by the EMPLOYER and the sum of the ADP and ACP of those HIGHLY COMPENSATED EMPLOYEES subject to either or both tests exceeds the AGGREGATE LIMIT, the ACP of those HIGHLY COMPENSATED EMPLOYEES who also participate in a CODA will be reduced in the manner described in subsection 2.17 so that such limit is not exceeded.

                  The amount by which each HIGHLY COMPENSATED EMPLOYEE'S CONTRIBUTION PERCENTAGE AMOUNTS is reduced is treated as an EXCESS AGGREGATE CONTRIBUTION. The ADP and ACP of the HIGHLY COMPENSATED EMPLOYEES are determined after any corrections required to meet the ADP and ACP Tests and are deemed to be the maximum permitted by such tests for the PLAN YEAR. Multiple use does not occur if either the ADP or ACP of the HIGHLY COMPENSATED EMPLOYEES does not exceed 1.25 multiplied by the ADP and ACP of the NON-HIGHLY COMPENSATED EMPLOYEES.

         (d) The CONTRIBUTION PERCENTAGE for any PARTICIPANT who is a HIGHLY COMPENSATED EMPLOYEE and who is eligible to have CONTRIBUTION PERCENTAGE AMOUNTS allocated to his or her account under 2 or more plans described in CODE SECTION 401(a), or arrangements described in CODE SECTION 401(k) maintained by the EMPLOYER, are determined as if the total of such CONTRIBUTION PERCENTAGE AMOUNTS was made to each plan. If a HIGHLY COMPENSATED EMPLOYEE participates in 2 or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year are treated as 1 arrangement. Notwithstanding the foregoing, certain plans are treated as separate if mandatorily disaggregated by CODE SECTION 401(m) REGULATIONS.

         (e) If THIS PLAN satisfies CODE SECTIONS 401(m), 401(a)(4) or 410(b) only if aggregated with 1 or more other plans, or if 1 or more other plans satisfy such CODE SECTIONS only if aggregated with THIS PLAN, this Section is applied by determining the CONTRIBUTION PERCENTAGE of EMPLOYEES as if all such plans were 1 plan. Any adjustments to the NON-HIGHLY COMPENSATED EMPLOYEE ACP for the prior year will be according to Notice 98-1 and any superseding guidance, unless the EMPLOYER has elected to use the current year testing method. Plans may be aggregated to satisfy CODE SECTION 401(m) only if they have the same PLAN YEAR and use the same ACP testing method.

         (f) To determine the CONTRIBUTION PERCENTAGE test, EMPLOYEE CONTRIBUTIONS are considered to have been made in the PLAN YEAR in which contributed to the TRUST. MATCHING CONTRIBUTIONS and QUALIFIED NON-ELECTIVE CONTRIBUTIONS are considered made for a PLAN YEAR if made no later than the end of the 12-month period beginning on the day after the close of the PLAN YEAR.

         (g) The EMPLOYER maintains records sufficient to demonstrate satisfaction of the ACP TEST and the amount of QUALIFIED NON-ELECTIVE CONTRIBUTIONS or QUALIFIED MATCHING CONTRIBUTIONS, or both, used in such test.

2.16     DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

Notwithstanding any other provision, EXCESS AGGREGATE CONTRIBUTIONS, plus any income and minus any loss allocable thereto, are forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each PLAN YEAR to PARTICIPANTS to whose ACCOUNTS such EXCESS AGGREGATE CONTRIBUTIONS were allocated for the preceding PLAN YEAR.

EXCESS AGGREGATE CONTRIBUTIONS are allocated to the HIGHLY COMPENSATED EMPLOYEES with the largest contribution percentage amounts taken into account in calculating the ACP TEST for the year in which the excess arose, beginning with the HIGHLY COMPENSATED EMPLOYEE with the largest amount of such contribution percentage amounts and continuing in descending order until all the EXCESS AGGREGATE CONTRIBUTIONS have been allocated. For the preceding sentence, the "largest amount" is determined after distribution of any EXCESS AGGREGATE CONTRIBUTIONS.

If such EXCESS AGGREGATE CONTRIBUTIONS are distributed more than 2 " months after the last day of the PLAN YEAR in which such excess amounts arose, a 10% excise tax is imposed on the EMPLOYER as to those amounts. EXCESS AGGREGATE CONTRIBUTIONS are treated as ANNUAL ADDITIONS to THIS PLAN.

EXCESS AGGREGATE CONTRIBUTIONS are adjusted for any income or loss up to the date of distribution. The income or loss allocable to EXCESS AGGREGATE CONTRIBUTIONS allocated to each PARTICIPANT is the sum of: (i) income or loss allocable to the PARTICIPANT'S EMPLOYEE CONTRIBUTION ACCOUNT, MATCHING CONTRIBUTION ACCOUNT, QUALIFIED MATCHING CONTRIBUTION ACCOUNT (if any, and if all amounts therein are not used in the ADP test) and, if applicable, QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT and ELECTIVE DEFERRAL ACCOUNT for the PLAN YEAR multiplied by a fraction, the numerator of which is such PARTICIPANT'S EXCESS AGGREGATE CONTRIBUTIONS for the year and the denominator is the PARTICIPANT'S ACCOUNT BALANCE(S) attributable to CONTRIBUTION PERCENTAGE AMOUNTS without regard to any income or loss occurring during such PLAN YEAR; and (ii) 10% of the amount determined in (i) multiplied by the number of whole calendar months between the end of the PLAN YEAR and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

2.17     QUALIFIED NON-ELECTIVE CONTRIBUTIONS

The EMPLOYER may make QUALIFIED NON-ELECTIVE CONTRIBUTIONS to THIS PLAN as elected in the ADOPTION AGREEMENT.

In addition, if the Employer has elected to use the current year testing method, in lieu of distributing EXCESS CONTRIBUTIONS in subsection 2.12, or EXCESS AGGREGATE CONTRIBUTIONS as provided in subsection 2.16, and to the extent elected by the EMPLOYER in the ADOPTION AGREEMENT, the EMPLOYER may make QUALIFIED NON-ELECTIVE CONTRIBUTIONS for NON-HIGHLY COMPENSATED EMPLOYEES sufficient to satisfy either the AVERAGE DEFERRAL PERCENTAGE test or the ACTUAL CONTRIBUTION PERCENTAGE test, or both, pursuant to REGULATIONS.

2.18     FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS

FORFEITURES of EXCESS AGGREGATE CONTRIBUTIONS may either be reallocated to the ACCOUNTS of NON-HIGHLY COMPENSATED EMPLOYEES or applied to reduce EMPLOYER CONTRIBUTIONS, as elected in ADOPTION AGREEMENT Section 2.

EXCESS AGGREGATE CONTRIBUTIONS are forfeited, if forfeitable, or distributed on a pro-rata basis from the PARTICIPANT'S EMPLOYEE CONTRIBUTION ACCOUNT, MATCHING CONTRIBUTION ACCOUNT, and QUALIFIED MATCHING CONTRIBUTION ACCOUNT (and, if applicable, the PARTICIPANT'S QUALIFIED NON-ELECTIVE CONTRIBUTION ACCOUNT or ELECTIVE DEFERRAL ACCOUNT, or both).

2.19     NONFORFEITABILITY AND VESTING

The PARTICIPANT'S ACCRUED BENEFIT derived from ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, EMPLOYEE NONDEDUCTIBLE CONTRIBUTIONS, and QUALIFIED MATCHING CONTRIBUTIONS is nonforfeitable. Separate ACCOUNTS for ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, EMPLOYEE NONDEDUCTIBLE CONTRIBUTIONS, MATCHING CONTRIBUTIONS, and QUALIFIED MATCHING CONTRIBUTIONS are maintained for each PARTICIPANT. Each ACCOUNT is credited with the applicable contributions and earnings thereon.

DEFINITIONS

2.20     COMPENSATION

         (a) "COMPENSATION" is compensation as that term is defined in this subsection 2.20(a). For any SELF-EMPLOYED INDIVIDUAL in THIS PLAN, COMPENSATION is EARNED INCOME. COMPENSATION includes only that compensation which is actually paid to the PARTICIPANT during the determination period. Except as provided elsewhere in THIS PLAN, the determination period is the period elected by the EMPLOYER in the ADOPTION AGREEMENT. If the EMPLOYER makes no election, the determination period is the PLAN YEAR.

                  Notwithstanding the above, if elected by the EMPLOYER in the ADOPTION AGREEMENT, COMPENSATION includes any amount contributed by the EMPLOYER by a salary reduction agreement and not includible in the gross income of the EMPLOYEE in CODE SECTIONS 125, 402(e)(3), 402(h)(1)(B) or 403(b).

                  In addition, the EMPLOYER may elect in the ADOPTION AGREEMENT for COMPENSATION and 414(s) COMPENSATION to not include gross income from CODE SECTIONS 125, 402(e)(3), 402(h)(1)(B), 403(b)
                  or 457(b).

                  For PLAN YEARS beginning on or after January 1, 1989, and before January 1, 1994, The annual COMPENSATION of each PARTICIPANT to determine all benefits in THIS PLAN for any PLAN YEAR does not exceed $200,000, adjusted at the same time and in the same manner as in CODE SECTION 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for PLAN YEARS beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

                  For PLAN YEARS beginning on or after January 1, 1994, the annual COMPENSATION of each PARTICIPANT to determine all benefits in THIS PLAN for any PLAN YEAR does not exceed $150,000, as adjusted for increases in the cost-of-living by CODE SECTION 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

                  If a determination period consists of fewer than 12 months the annual COMPENSATION limit is an amount equal to the otherwise applicable annual COMPENSATION limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is 12.

                  If COMPENSATION for any prior determination period is taken into account to determine a PARTICIPANT'S allocations for the current PLAN YEAR, the COMPENSATION for such prior determination period is subject to the applicable annual COMPENSATION limit in effect for that prior period. For this purpose, in determining allocations in PLAN YEARS beginning on or after January 1, 1989, the annual COMPENSATION limit in effect for determination periods beginning before that date is $200,000.

         (b) "EARNED INCOME" is the net earnings from self-employment in the trade or business for which THIS PLAN is established, for which personal services of the individual are a material income-producing factor. Net earnings are determined without items not included in gross income and the deductions allocable to such items. Net earnings are reduced by CONTRIBUTIONS by the EMPLOYER to a qualified plan to the extent deductible by CODE SECTION 404.

                  Net earnings are determined with the deduction allowed to the taxpayer by CODE SECTION 164(f) for taxable years beginning after December 31, 1989.

         (c) "PLAN YEAR" is the 12-consecutive month period elected by the EMPLOYER in the ADOPTION AGREEMENT.

         (d) "DISABILITY" means inability to engage in any substantial gainful activity because of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment are to be supported by medical evidence.

                  If elected by the EMPLOYER in the ADOPTION AGREEMENT, nonforfeitable contributions are made to THIS PLAN on behalf of each disabled PARTICIPANT (who is not a HIGHLY COMPENSATED EMPLOYEE within the meaning of subsection 2.22(i)).

         (e) "OWNER-EMPLOYEE" is an individual who is a sole proprietor, or who is a partner owning more than 10% of either the capital or profits interest of the partnership.

         (f) "SELF-EMPLOYED INDIVIDUAL" is an individual who has earned income for the taxable year from the trade or business for which THIS PLAN is established; also, an individual who would have had earned income but for the fact that the trade or business had no net profits for the taxable year.

         (g) "COMPENSATION" is 1 of the following as elected by the EMPLOYER in the ADOPTION AGREEMENT:

                  (1) Information required to be reported by CODE SECTIONS 6041, 6051, and 6052 (Wages, tips and other compensation as reported on Form W-2). COMPENSATION is defined as wages in CODE SECTION 3401(a) and all other payments of COMPENSATION to an EMPLOYEE by the EMPLOYER (in the course of the EMPLOYER'S trade or business) for which the EMPLOYER is required to furnish the employee a written statement by CODE SECTIONS 6041(d), 6051(a)(3), and 6052. COMPENSATION is determined without any rules in CODE SECTION 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in CODE SECTION 3401(a)(2)).

                  (2) Section 3401(a) wages. COMPENSATION is defined as wages by CODE SECTION 3401(a) for income tax withholding at the source but determined without any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in CODE SECTION 3401(a)(2)).

                  (3) 415 safe-harbor compensation. COMPENSATION is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the EMPLOYER maintaining THIS PLAN to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances in a nonaccountable plan (as described in REGULATIONS 1.62-2(c)), and excluding the following:

                           (A) EMPLOYER contributions to a plan of deferred compensation not includible in the EMPLOYEE'S gross income for the taxable year in which contributed, or EMPLOYER CONTRIBUTIONS by a simplified employee pension plan, or any distributions from a plan of deferred compensation;

                           (B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the EMPLOYEE either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (C) Amounts realized from the sale, exchange or other disposition of stock acquired by a qualified stock option; and

                           (D) other amounts which received special tax benefits, or contributions made by the EMPLOYER (whether or not under a salary reduction agreement) towards the purchase of an annuity contract in CODE SECTION 403(b) (whether or not the contributions are actually excludable from the gross income of the EMPLOYEE).

                  For any SELF-EMPLOYED INDIVIDUAL, "Compensation" is EARNED INCOME.

                  (1) For limitation years beginning after December 31, 1991, applying the limitations of this article, COMPENSATION for a LIMITATION YEAR is the COMPENSATION actually paid or made available in gross income during such LIMITATION YEAR.

                  (2) Notwithstanding the preceding sentence, COMPENSATION for a PARTICIPANT in a defined contribution plan who is permanently and totally disabled (in CODE SECTION 22(e)(3)) is the COMPENSATION such PARTICIPANT would have received for the LIMITATION YEAR if the PARTICIPANT had been paid at the rate of COMPENSATION paid immediately before becoming permanently and totally disabled; for limitation years beginning before January 1, 1997, but not for limitation years beginning after December 31, 1996, such imputed COMPENSATION for the disabled PARTICIPANT may be taken into account only if the PARTICIPANT is not a HIGHLY COMPENSATED EMPLOYEE (in subsection 2.22(i)) and contributions made on behalf of such PARTICIPANT are nonforfeitable when made.

                           For limitation years beginning after December 31, 1997, to apply the limitations of this Section, COMPENSATION paid or made available during such limitation year shall include any elective deferral (in CODE SECTION

                           402(g)(3)), and any amount contributed or deferred by the EMPLOYER at the election of the EMPLOYEE and not includible in the gross income of the EMPLOYEE by CODE SECTION 125 or 457.

         (h) "ACCOUNT" is the separate account maintained for each EMPLOYEE.

                  Separate accounts for ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, QUALIFIED MATCHING CONTRIBUTIONS, MATCHING CONTRIBUTIONS, NON-ELECTIVE EMPLOYER CONTRIBUTIONS, NONDEDUCTIBLE EMPLOYEE CONTRIBUTIONS and EMPLOYEE ROLLOVER CONTRIBUTIONS are maintained for each PARTICIPANT. Each ACCOUNT is credited with the applicable contributions, net earnings and losses, and distributions.

2.21     MAXIMUM ANNUAL ADDITIONS

         (a) "ANNUAL ADDITION" is the sum of the following amounts credited to a PARTICIPANT'S ACCOUNT for the LIMITATION YEAR:

                  (1) EMPLOYER CONTRIBUTIONS which include EMPLOYEE ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, QUALIFIED MATCHING CONTRIBUTIONS, MATCHING CONTRIBUTIONS, and NON-ELECTIVE EMPLOYER CONTRIBUTIONS;

                  (2)      EMPLOYEE NONDEDUCTIBLE CONTRIBUTIONS;

                  (3)      FORFEITURES;

                  (4) amounts allocated, after March 31, 1984, to an individual medical account, in CODE SECTION 415(1)(2), which is part of a pension or annuity plan maintained by the EMPLOYER are treated as ANNUAL ADDITIONS to a defined contribution plan. Also amounts from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, attributable to post-retirement medical benefits, allocated to the separate account of a KEY EMPLOYEE, in CODE SECTION 419A(d)(3) of the Code, under a welfare benefit fund, in CODE SECTION 419(e), maintained by the EMPLOYER are treated as ANNUAL ADDITIONS to a defined contribution plan; and

                  (5) allocations by a simplified employee pension. For this purpose, any EXCESS AMOUNT applied by subsections 2.4(d) or 2.4(j) in the LIMITATION YEAR to reduce EMPLOYER CONTRIBUTIONS are considered ANNUAL ADDITIONS for such LIMITATION YEAR.

         (b)      "DEFINED CONTRIBUTION DOLLAR LIMITATION" is the limit in CODE
                  SECTION 415(c) as adjusted by CODE SECTION 415(d) as in effect for the LIMITATION YEAR.

         (c) EMPLOYER includes all members of a controlled group of corporations (in CODE SECTION 414(b) as modified by CODE
                  SECTION 415(h)), all commonly controlled trades or businesses (in CODE SECTION 414(c) as modified by CODE SECTION 415(h)) or affiliated service groups (in CODE SECTION 414(m)) of which the EMPLOYER is a part, and any other entity required to be aggregated with the EMPLOYER in CODE SECTION 414(o) and its REGULATIONS.

         (d) "EXCESS AMOUNT" is the excess of the PARTICIPANT'S ANNUAL ADDITIONS for the LIMITATION YEAR over the MAXIMUM PERMISSIBLE AMOUNT.

         (e) "HIGHEST AVERAGE COMPENSATION" is a PARTICIPANT'S average COMPENSATION for the 3 consecutive YEARS OF SERVICE with the EMPLOYER that produces the highest average.

         (f) "LIMITATION YEAR" is a calendar year, or the 12-consecutive month period the EMPLOYER elects in ADOPTION AGREEMENT Section
                  2. All qualified plans maintained by the EMPLOYER must use the same LIMITATION YEAR. If the LIMITATION YEAR is amended to a different 12-consecutive month period, the new LIMITATION YEAR must begin on a date within the LIMITATION YEAR in which the amendment is made.

                  "MASTER OR PROTOTYPE PLAN" is a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

         (g) "MAXIMUM PERMISSIBLE AMOUNT" is the maximum ANNUAL ADDITION that may be contributed or allocated to a PARTICIPANT'S ACCOUNT in THIS PLAN for any LIMITATION YEAR which shall not exceed the lesser of:

                  (1)      the DEFINED CONTRIBUTION DOLLAR LIMITATION or

                  (2) 25% of the PARTICIPANT'S COMPENSATION for the LIMITATION YEAR.

                  The compensation limitation referred to in 2.20(a) does not apply to any contribution for medical benefits (in CODE
                  SECTION 401(h) or 419A(f)(2)) which is otherwise treated as an ANNUAL ADDITION in CODE SECTION 415(1)(1) or 419A(d)(2).

                  If a short LIMITATION YEAR is created because of an amendment changing the LIMITATION YEAR to a different 12-consecutive month period, the MAXIMUM

                  PERMISSIBLE AMOUNT does not exceed the DEFINED CONTRIBUTION DOLLAR LIMITATION multiplied by the following fraction:

                  NUMBER OF MONTHS IN THE SHORT LIMITATION YEAR DIVIDED BY 12

                  "PROJECTED ANNUAL BENEFIT" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or QUALIFIED JOINT AND SURVIVOR ANNUITY) to which the PARTICIPANT would be entitled by THIS PLAN assuming:

                  (1) the PARTICIPANT continues employment until NORMAL RETIREMENT AGE in THIS PLAN (or current age, if later), and

                  (2) the PARTICIPANT'S COMPENSATION for the current LIMITATION YEAR and all other relevant factors used to determine benefits under THIS PLAN remain constant for all future LIMITATION YEARS.

2.22     TOP-HEAVY

         (a) "KEY EMPLOYEE" is any EMPLOYEE or former EMPLOYEE (and the BENEFICIARIES of such EMPLOYEE) who at any time during the determination period was an officer of the EMPLOYER if such individual's ANNUAL COMPENSATION exceeds 50% of the dollar limitation in CODE SECTION 415(b)(1)(A), an owner (or considered an owner under CODE SECTION 318) of 1 of the 10 largest interests in the EMPLOYER if such individual's compensation exceeds 100% of the dollar limitation under CODE
                  Section 415(c)(1)(A), a 5% OWNER of the EMPLOYER, or a 1% OWNER of the EMPLOYER who has an ANNUAL COMPENSATION of more than $150,000.

                  "NON-KEY EMPLOYEE" is an EMPLOYEE who is not a KEY EMPLOYEE.

                  "ANNUAL COMPENSATION" is compensation as defined in ADOPTION AGREEMENT Section 2, but including amounts contributed by the EMPLOYER by a salary reduction agreement which are excludable from the EMPLOYEE'S gross income in CODE SECTION 125, 402(e)(3), 402(h)(1)(B) or 403(b).

                  The "Determination Period" is the PLAN YEAR containing the determination date and the 4 preceding PLAN YEARS.

         To determine who is a KEY EMPLOYEE is made by CODE SECTION 416(i)(1) and its REGULATIONS.

         (b) "Top-Heavy Plan" is any PLAN YEAR beginning after December 31, 1983, THIS PLAN if any of the following conditions exists:

                  (1) If the TOP-HEAVY RATIO for THIS PLAN exceeds 60% and THIS PLAN is not part of any REQUIRED AGGREGATION GROUP or PERMISSIVE AGGREGATION GROUP of plans.

                  (2) If THIS PLAN is a part of a REQUIRED AGGREGATION GROUP of plans but not part of a PERMISSIVE AGGREGATION GROUP and the TOP-HEAVY RATIO for the group of plans exceeds 60%.

                  (3) If THIS PLAN is a part of a REQUIRED AGGREGATION GROUP and part of a PERMISSIVE AGGREGATION GROUP of plans and the TOP-HEAVY RATIO for the PERMISSIVE AGGREGATION GROUP exceeds 60%.

         (c)      "TOP-HEAVY RATIO" is

                  (1) If the EMPLOYER maintains 1 or more defined contribution plans (including any Simplified Employee Pension Plan) and the EMPLOYER has not maintained any defined benefit plan which during the 5-year period ending on the DETERMINATION DATE(S) has or has had accrued benefits, the TOP-HEAVY RATIO for THIS PLAN alone or for the REQUIRED OR PERMISSIVE AGGREGATION GROUP as appropriate is a fraction, the numerator of which is the sum of the ACCOUNT BALANCES of all KEY EMPLOYEES as of the DETERMINATION DATE(S) (including any part of any ACCOUNT BALANCE distributed in the 5-year period ending on the DETERMINATION DATE(S)), and the denominator of which is the sum of all ACCOUNT BALANCES (including any part of any account balance distributed in the 5-year period ending on the DETERMINATION DATE(S)), both computed by CODE
                           SECTION 416 and its REGULATIONS. Both the numerator and denominator of the TOP-HEAVY RATIO are increased to reflect any contribution not actually made as of the DETERMINATION DATE, but which is required to be taken into account on that date by CODE SECTION 416 and its REGULATIONS.

                  (2) If the EMPLOYER maintains 1 or more defined contribution plans (including any Simplified Employee Pension Plan) and the EMPLOYER maintains or has maintained 1 or more defined benefit plans which during the 5-year period ending on the DETERMINATION DATE(S) has or has had any accrued benefits, the TOP-HEAVY RATIO for any REQUIRED OR PERMISSIVE AGGREGATION GROUP as appropriate is a fraction, the numerator of which is the sum of ACCOUNT BALANCES in the aggregated defined contribution plan or plans for all KEY EMPLOYEES, determined by (1) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all KEY EMPLOYEES as of the DETERMINATION DATE(S), and the denominator of which is the sum of the ACCOUNT BALANCES under the aggregated defined contribution plan or plans for all PARTICIPANTS, determined by (1) above, and the present value of accrued benefits in the defined benefit plan or plans for all PARTICIPANTS as of the DETERMINATION DATE(S), all determined by CODE SECTION 416 and its REGULATIONS. The accrued benefits under a defined benefit plan in both the numerator and denominator of the TOP-HEAVY RATIO are increased for any distribution of an accrued benefit made in the 5-year period ending on the DETERMINATION DATE.

                  (3) For (1) and (2) above the value of ACCOUNT BALANCES and the PRESENT Value of accrued benefits are determined as of the most recent VALUATION DATE that falls within or ends with the 12-month period ending on the DETERMINATION DATE, except as provided in CODE
                           SECTION 416 and its REGULATIONS for the first and second PLAN YEARS of a defined benefit plan.

                           The ACCOUNT BALANCES and accrued benefits of a PARTICIPANT (i) who is not a KEY EMPLOYEE but who was a KEY EMPLOYEE in a prior year, or (ii) who has not been credited with at least 1 HOUR OF SERVICE with any EMPLOYER maintaining THIS PLAN at any time during the 5-year period ending on the DETERMINATION DATE is disregarded. The calculation of the TOP-HEAVY RATIO, and the extent to which distributions, rollovers, and transfers are taken into account are made in accordance with CODE Section 416 and its REGULATIONS. DEDUCTIBLE EMPLOYEE CONTRIBUTIONS are not be taken into account to compute the TOP-HEAVY RATIO. When aggregating plans the value of ACCOUNT BALANCES and accrued benefits are calculated with reference to the DETERMINATION DATES within the same calendar year.

                           The accrued benefit of a PARTICIPANT other than a KEY EMPLOYEE is determined by (i) the method, if any, that uniformly applies for accrual purposes in all defined benefit plans maintained by the EMPLOYER or
                           (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of CODE
                           SECTION 411(b)(1)(C).

                  (4) The EMPLOYER shall not maintain THIS PLAN at any time when the TOP-HEAVY RATIO exceeds 90%.

         (d) "PERMISSIVE AGGREGATION GROUP" is the required aggregation group of plans plus any other plan or plans of the EMPLOYER which, when considered as a group with the required aggregation group, continues to satisfy CODE SECTIONS 401(a)(4) and 410.

         (e) "REQUIRED AGGREGATION GROUP" is (i) each qualified plan of the EMPLOYER in which at least 1 KEY EMPLOYEE participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the EMPLOYER which enables a plan described in (i) to satisfy

                  CODE SECTIONS 401(a)(4) or 410.

         (f) "DETERMINATION DATE" is, for any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, it is the last day of that year.

         (g) "VALUATION DATE" is the date the EMPLOYER elects in the ADOPTION AGREEMENT as of which ACCOUNT BALANCES or accrued benefits are valued for calculating the TOP-HEAVY RATIO.

         (h) "PRESENT VALUE" is based only on the interest and mortality rates specified in the ADOPTION AGREEMENT.

         (i) Effective for years beginning after December 31, 1996, "HIGHLY COMPENSATED EMPLOYEE" is any employee who:

                           - was a 5% OWNER at any time during the year or the preceding year, or

                           - for the preceding year had compensation from the EMPLOYER in excess of $80,000 and, if the EMPLOYER so elects, was in the top-paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as in CODE SECTION 415(d), except that the base period is the calendar quarter ending September 30, 1996.

                  The applicable year for which a determination is being made is called a "DETERMINATION YEAR" and the preceding 12-month period is called a "LOOK-BACK YEAR".

                  A highly compensated former employee is based on the rules applicable to determining HIGHLY COMPENSATED EMPLOYEE status as in effect for that DETERMINATION YEAR, according to Temp. Regs. 1.414(q)-1T, A-4 and Notice 97-45.

                  To determine whether an EMPLOYEE is a HIGHLY COMPENSATED EMPLOYEE for years beginning in 1997, the amendments to
                  Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

                  For this subsection, COMPENSATION has the meaning in subsection 2.20(g), including amounts contributed by the Employer pursuant to salary reduction agreements which are excludable from the Employee"s gross income in Code Section 125, 402(e)(3), 402 (h)(1)(b) or 403(b).

2.23     ELECTIVE DEFERRALS

         (a) "EMPLOYEE ELECTIVE DEFERRAL" is any EMPLOYER CONTRIBUTION to THIS PLAN at the election of the PARTICIPANT after December 31, 1996, in lieu of cash compensation, and includes contributions made pursuant to a salary reduction agreement or other deferral mechanism. As to any taxable year, a PARTICIPANT'S ELECTIVE DEFERRAL is the sum of all EMPLOYER CONTRIBUTIONS made for such PARTICIPANT by an election to defer by any qualified CODA in CODE SECTION 401(k), any salary reduction simplified employee pension cash or deferred arrangement in CODE SECTION 408(k)(6), any eligible deferred compensation plan in CODE SECTION 457, any plan in CODE
                  SECTION 501(c)(18), and any EMPLOYER CONTRIBUTIONS made for a PARTICIPANT for the purchase of an annuity contract in CODE
                  SECTION 403(b) by a salary reduction agreement. ELECTIVE DEFERRALS do not include any deferrals properly distributed as EXCESS ANNUAL ADDITIONS.

         (b) "EXCESS ELECTIVE DEFERRALS" are those Elective Deferrals includible in a PARTICIPANT'S gross income in CODE SECTION 402(g) to the extent such Participant's ELECTIVE DEFERRALS for a taxable year exceed the dollar limitation in such CODE SECTION. EXCESS ELECTIVE DEFERRALS are treated as ANNUAL ADDITIONS in THIS PLAN, unless such amounts are distributed no later than the first April 15 following the close of the PARTICIPANT'S taxable year.

         (c) "ACTUAL DEFERRAL PERCENTAGE" is, for a specified group of PARTICIPANTS for a PLAN YEAR, the average of the ratios (calculated separately for each PARTICIPANT in such group) of
                  (i) the amount of EMPLOYER CONTRIBUTIONS actually paid to the TRUST for such PARTICIPANT for the PLAN YEAR to (ii) the PARTICIPANT'S COMPENSATION for such PLAN YEAR. EMPLOYER CONTRIBUTIONS for any PARTICIPANT include: (i) any ELECTIVE DEFERRALS made from the PARTICIPANT'S deferral election (including EXCESS ELECTIVE DEFERRALS of HIGHLY COMPENSATED EMPLOYEES), but excluding (a) EXCESS ELECTIVE DEFERRALS of NON-HIGHLY COMPENSATED EMPLOYEES that arise solely from ELECTIVE DEFERRALS made to the plan or plans of the EMPLOYER and (b) ELECTIVE DEFERRALS taken into account in the Contribution Percentage test (if the ADP test is satisfied both with and without exclusion of these ELECTIVE DEFERRALS); and (ii), at the election of the EMPLOYER, QUALIFIED NON-ELECTIVE CONTRIBUTIONS and QUALIFIED MATCHING CONTRIBUTIONS. To compute AVERAGE DEFERRAL PERCENTAGES, an EMPLOYEE who would be a PARTICIPANT but for the failure to make ELECTIVE DEFERRALS are treated as a PARTICIPANT on whose behalf no ELECTIVE DEFERRALS are made.

         (d)      "EXCESS CONTRIBUTION" is, as to any PLAN YEAR, the excess of:

                  (1) The aggregate amount of EMPLOYER CONTRIBUTIONS actually used in computing the ADP of HIGHLY COMPENSATED EMPLOYEES for such PLAN YEAR, over

                  (2) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made for HIGHLY COMPENSATED EMPLOYEES in order of the ADPs, beginning with the highest of such percentages).

         (e) "QUALIFIED MATCHING CONTRIBUTION" is MATCHING CONTRIBUTION subject to the distribution and nonforfeitability requirements in CODE SECTION 401(k) when made.

         (f) "AGGREGATE LIMIT" is the sum of (i) 125% of the greater of the ADP of the NON-HIGHLY COMPENSATED EMPLOYEES for the prior PLAN YEAR or the ACP of NON-HIGHLY COMPENSATED EMPLOYEES in the plan subject to CODE SECTION 401(m) for the PLAN YEAR beginning with or within the prior PLAN YEAR of the CODA and
                  (ii) the lesser of 200% or 2 plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "2 plus the" in "(ii)" if it results in a larger AGGREGATE LIMIT. If the EMPLOYER has elected to use the current year testing method, then, in calculating the AGGREGATE LIMIT for a particular PLAN YEAR, the NON-HIGHLY COMPENSATED EMPLOYEES' ADP and ACP for that PLAN YEAR, instead of for the prior PLAN YEAR is used.

         (g) "ELIGIBLE PARTICIPANT" is any EMPLOYEE who is eligible to make an EMPLOYEE NONDEDUCTIBLE CONTRIBUTION, or an ELECTIVE DEFERRAL (if the EMPLOYER takes such contributions into account in the calculation of the CONTRIBUTION PERCENTAGE), or to receive a MATCHING CONTRIBUTION (including FORFEITURES) or a QUALIFIED MATCHING CONTRIBUTION. If an EMPLOYEE CONTRIBUTION is required as a condition of participation in THIS PLAN, any EMPLOYEE who would be a PARTICIPANT in THIS PLAN if such EMPLOYEE made such a contribution is treated as an ELIGIBLE PARTICIPANT on behalf of whom no EMPLOYEE CONTRIBUTIONS are made.

2.24     CONTRIBUTION PERCENTAGE

         (a) "AVERAGE CONTRIBUTION PERCENTAGE" is the average of the CONTRIBUTION PERCENTAGES of the Eligible PARTICIPANTS in a group.

         (b) "CONTRIBUTION PERCENTAGE" is the ratio (expressed as a percentage) of the PARTICIPANT'S CONTRIBUTION PERCENTAGE AMOUNTS to the PARTICIPANT'S COMPENSATION for the PLAN YEAR (whether or not the EMPLOYEE was a PARTICIPANT for the entire PLAN YEAR).

         (c) "CONTRIBUTION PERCENTAGE AMOUNT" is the sum of the EMPLOYEE Contributions, MATCHING CONTRIBUTIONS, and QUALIFIED MATCHING CONTRIBUTIONS (to the extent not taken into account for the ADP test) to THIS PLAN for the PARTICIPANT for the PLAN YEAR. Such CONTRIBUTION PERCENTAGE AMOUNTS do not include MATCHING CONTRIBUTIONS that are forfeited either to correct EXCESS AGGREGATE CONTRIBUTIONS or because the contributions to which they relate are EXCESS DEFERRALS, EXCESS CONTRIBUTIONS, or EXCESS AGGREGATE CONTRIBUTIONS. If so elected in the ADOPTION AGREEMENT the EMPLOYER may include QUALIFIED NON-ELECTIVE CONTRIBUTIONS in the CONTRIBUTION PERCENTAGE AMOUNTS. The EMPLOYER also may elect to use ELECTIVE

                  DEFERRALS in the CONTRIBUTION PERCENTAGE AMOUNTS as long as the ADP test is met before the ELECTIVE DEFERRALS are used in the ACP test and continues to be met following the exclusion of those ELECTIVE DEFERRALS used to meet the ACP test.

         (d) "EMPLOYEE NONDEDUCTIBLE CONTRIBUTION" is any contribution to THIS PLAN by or on behalf of a PARTICIPANT included in the PARTICIPANT'S gross income in the year in which made and that is maintained in a separate ACCOUNT to which earnings and losses are allocated.

         (e) "MATCHING CONTRIBUTION" is an EMPLOYER CONTRIBUTION to this or any other defined contribution plan for a PARTICIPANT for an EMPLOYEE NONDEDUCTIBLE CONTRIBUTION made by such PARTICIPANT, or for a PARTICIPANT'S ELECTIVE DEFERRAL, in a plan maintained by the EMPLOYER.

         (f) "EXCESS AGGREGATE CONTRIBUTION" is, as to any PLAN YEAR, the excess of:

                  (1) The aggregate CONTRIBUTION PERCENTAGE AMOUNTS in computing the numerator of the CONTRIBUTION PERCENTAGE actually made on behalf of HIGHLY COMPENSATED EMPLOYEES for such PLAN YEAR, over

                  (2) The maximum CONTRIBUTION PERCENTAGE AMOUNTS permitted by the ACP test (determined by reducing contributions for HIGHLY COMPENSATED EMPLOYEES in order of their CONTRIBUTION PERCENTAGES beginning with the highest of such percentages).

                           Such determination is made after first determining EXCESS ELECTIVE DEFERRALS by subsection 2.23(b) and then determining EXCESS Contributions by subsection 2.23(d).

         (g) "QUALIFIED NON-ELECTIVE CONTRIBUTION" is a contribution (other than a MATCHING CONTRIBUTION or QUALIFIED MATCHING CONTRIBUTION) made by the EMPLOYER and allocated to a PARTICIPANT'S ACCOUNT that the PARTICIPANT may not elect to receive in cash until distributed from THIS PLAN; that are nonforfeitable when made; and that are distributable only with the distribution provisions applicable to ELECTIVE DEFERRALS and QUALIFIED MATCHING CONTRIBUTIONS (but not as a hardship distribution).


                                                           SECTION 3.   BENEFITS
================================================================================

3.1      BENEFITING

A PARTICIPANT is treated as benefiting in THIS PLAN for any PLAN YEAR during which the PARTICIPANT receives or is deemed to receive an allocation by REGULATION 1.410(b)-3(a).

3.2      JOINT AND SURVIVOR ANNUITY AND PRERETIREMENT SURVIVOR ANNUITY

         (a) This Section applies to any PARTICIPANT who is credited with at least 1 HOUR OF SERVICE with the EMPLOYER on or after August 23, 1984, and such other PARTICIPANTS as provided in subparagraph (f) below.

         (b)      Qualified Joint and Survivor Annuity.

                  If the EMPLOYER elects in the ADOPTION AGREEMENT to provide benefits which satisfy this subsection 3.2 and unless an optional form of benefit is selected by a QUALIFIED ELECTION within the 90-day period ending on the ANNUITY STARTING DATE, a married PARTICIPANT'S VESTED ACCOUNT BALANCE is paid in the form of a QUALIFIED JOINT AND SURVIVOR ANNUITY and an unmarried PARTICIPANT'S VESTED ACCOUNT BALANCE is paid in the form of a LIFE ANNUITY. The PARTICIPANT may elect to have such annuity distributed on attainment of the EARLIEST RETIREMENT AGE in THIS PLAN.

         (c)      Qualified Preretirement Survivor Annuity.

                  Unless an optional form of benefit is selected within the ELECTION Period by a QUALIFIED ELECTION, if a PARTICIPANT dies before the ANNUITY STARTING DATE the PARTICIPANT'S VESTED ACCOUNT BALANCE is applied to provide an annuity for the life of the SURVIVING SPOUSE. The SURVIVING SPOUSE may elect to have such annuity distributed within a reasonable period after the PARTICIPANT'S death.

         (d)      Notice Requirements.

                  (1) For a QUALIFIED JOINT AND SURVIVOR ANNUITY, the ADMINISTRATOR, no less than 30 days and no more than 90 days prior to the ANNUITY STARTING DATE, provides each PARTICIPANT a written explanation of: (i) the terms and conditions of a QUALIFIED JOINT AND SURVIVOR ANNUITY; (ii) the PARTICIPANT'S right to make and the effect of an election to waive the QUALIFIED JOINT AND SURVIVOR ANNUITY form of benefit;
                           (iii) the rights of a PARTICIPANT'S SPOUSE; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the QUALIFIED JOINT AND SURVIVOR ANNUITY.

                           The ANNUITY STARTING DATE for a distribution in a form other than a QUALIFIED JOINT AND SURVIVOR ANNUITY may be less than 30 days after receipt of the written explanation described in the preceding paragraph if: (a) the PARTICIPANT has been provided with information that clearly indicates that the PARTICIPANT has at least 30 days to consider whether to waive the QUALIFIED JOINT AND SURVIVOR ANNUITY and elect (with spousal consent) to a form of distribution other than a QUALIFIED JOINT AND SURVIVOR ANNUITY; (b) the PARTICIPANT is permitted to revoke any affirmative distribution election at least until the ANNUITY STARTING DATE or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the QUALIFIED JOINT AND SURVIVOR ANNUITY is provided to the PARTICIPANT; and (c) the ANNUITY STARTING DATE is a date after the date that the written explanation was provided to the PARTICIPANT.

                  (2) For a QUALIFIED PRERETIREMENT SURVIVOR ANNUITY, the ADMINISTRATOR provides each PARTICIPANT within the applicable period for such PARTICIPANT a written explanation of the QUALIFIED PRERETIREMENT SURVIVOR ANNUITY in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph (1) above for a QUALIFIED JOINT AND SURVIVOR ANNUITY.

                           The applicable period for this subparagraph is whichever of the following periods ends last: (i) the period beginning with the first day of the PLAN YEAR in which the PARTICIPANT attains age 32 and ending with the close of the PLAN YEAR preceding the PLAN YEAR in which the PARTICIPANT attains age 35; (ii) a reasonable period ending after the individual becomes a PARTICIPANT; (iii) a reasonable period ending after paragraph (3) below ceases to apply to the PARTICIPANT; (iv) a reasonable period ending after this Section first applies to the PARTICIPANT. Notwithstanding the foregoing, notice is provided within a reasonable period ending after separation from SERVICE for a PARTICIPANT who separates from SERVICE before attaining age 35.

                           To apply the preceding paragraph, a reasonable period ending after the enumerated events described in (ii),
                           (iii) and (iv) is the end of the 2-year period beginning 1 year prior to the date the applicable event occurs, and ending 1 year after that date. For a PARTICIPANT who separates from SERVICE before the PLAN YEAR in which he or she attains age 35, notice is provided within the 2-year period beginning 1 year prior to separation and ending 1 year after separation. If such a PARTICIPANT thereafter returns to employment with the EMPLOYER, the applicable period for such PARTICIPANT is redetermined.

                  (3)      Notwithstanding the other requirements of paragraph
                           (1) above, the respective notices prescribed by this Section need not be given to a PARTICIPANT if (i) THIS PLAN "fully subsidizes" the costs of a QUALIFIED JOINT AND SURVIVOR ANNUITY or QUALIFIED PRERETIREMENT SURVIVOR ANNUITY, and (ii) THIS PLAN does not allow the PARTICIPANT to waive the QUALIFIED JOINT AND SURVIVOR ANNUITY or QUALIFIED PRERETIREMENT SURVIVOR ANNUITY and does not allow a married PARTICIPANT to designate a nonspouse beneficiary. THIS PLAN fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits, to the PARTICIPANT results from the PARTICIPANT'S failure to elect another benefit.

         (e)      Safe harbor rules.

                  (1) This Section applies to a PARTICIPANT in a profit-sharing plan, and to any distribution, made on or after the first day of the first PLAN YEAR beginning after December 31, 1988, from or by a separate account attributable solely to accumulated DEDUCTIBLE EMPLOYEE CONTRIBUTIONS, in CODE SECTION 72(o)(5)(B), and maintained on behalf of a PARTICIPANT in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied: (i) the PARTICIPANT does not or cannot elect payments in the form of a life annuity and (ii) on the PARTICIPANT'S death, the PARTICIPANT'S VESTED ACCOUNT BALANCE is paid to the PARTICIPANT'S SURVIVING SPOUSE, but if there is no SURVIVING SPOUSE, or if the SURVIVING SPOUSE has consented in a manner conforming to a QUALIFIED ELECTION, to the PARTICIPANT'S designated BENEFICIARY. The SURVIVING SPOUSE may elect to have distribution of the VESTED ACCOUNT BALANCE begin within the 90-day period following the date of the PARTICIPANT'S death. The ACCOUNT BALANCE is adjusted for gains or losses occurring after the Participant's death by the provisions of THIS PLAN governing the adjustment of ACCOUNT BALANCES for other types of distributions. This Section is not operative for a PARTICIPANT in a profit-sharing plan if the plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit-sharing plan which is subject to the survivor annuity requirements of CODE SECTION 401(a)(11) and 417. If this paragraph (e) is operative, the provisions of this subsection, other than paragraph (f), are inoperative.

                  (2) The PARTICIPANT may waive the spousal death benefit described in this subsection at any time; however, no such waiver is effective unless it satisfies the conditions of subsection 3.15(e) (other than the notification requirement referred to therein) that would apply to the PARTICIPANT'S waiver of the QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

                  (3) For this Section, "VESTED ACCOUNT BALANCE" is, for a money purchase pension plan or a target benefit plan, the PARTICIPANT'S separate ACCOUNT BALANCE attributable solely to accumulated DEDUCTIBLE EMPLOYEE CONTRIBUTIONS in CODE SECTION 72(o)(5)(B). For a profit-sharing plan, VESTED ACCOUNT BALANCE has the same meaning as in subsection 3.15.

         (f)      Transitional Rules.

                  (1) Any living PARTICIPANT not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous subsections is given the opportunity to elect to have the prior subsections apply if such

                           PARTICIPANT is credited with at least 1 HOUR OF SERVICE in THIS PLAN or a predecessor plan in a PLAN YEAR beginning on or after January 1, 1976, and such PARTICIPANT had at least 10 years of vesting SERVICE when he or she separated from SERVICE.

                  (2) Any living PARTICIPANT not receiving benefits on August 23, 1984, who was credited with at least 1 HOUR OF SERVICE in THIS PLAN or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any SERVICE in a PLAN YEAR beginning on or after January 1, 1976, is given the opportunity to have his or her benefits paid by subsection 3.15.

                  (3) The respective opportunities to elect (as described in subsections 3.2(f)(1) and 3.2(f)(2) H are afforded to the appropriate PARTICIPANTS during the period beginning on August 23, 1984, and ending on the date benefits would otherwise begin to PARTICIPANTS.

                  (4) Any PARTICIPANT who elects by subsection 3.2(f)(2) and any PARTICIPANT who does not elect by subsection 3.2(f)(1) or who meets the requirements of subsection 3.2(f)(1) except that such PARTICIPANT does not have at least 10 years of vesting SERVICE when he or she separates from SERVICE, has his or her benefits distributed by all of the following requirements if benefits would have been payable in the form of a LIFE ANNUITY:

                           (A) Automatic joint and survivor annuity. If benefits in the form of a LIFE ANNUITY become payable to a married PARTICIPANT who:

                                    (i)      begins to receive payments under
                                             THIS PLAN on or after NORMAL
                                             RETIREMENT AGE; or

                                    (ii)     dies on or after NORMAL RETIREMENT
                                             AGE while still working for the
                                             EMPLOYER; or

                                    (iii)    begins to receive payments on or
                                             after the QUALIFIED EARLY
                                             RETIREMENT AGE; or

                                    (iv)     separates from SERVICE on or after
                                             attaining NORMAL RETIREMENT AGE (or
                                             the QUALIFIED EARLY RETIREMENT AGE)
                                             and after satisfying the
                                             eligibility requirements for the
                                             payment of benefits by THIS PLAN
                                             and thereafter dies before
                                             beginning to receive such benefits;
                                             such benefits are received from
                                             THIS PLAN in the form of a
                                             QUALIFIED JOINT AND SURVIVOR
                                             ANNUITY, unless the PARTICIPANT
                                             elects otherwise during the
                                             election period. The ELECTION
                                             PERIOD begins at least 6 months
                                             before the PARTICIPANT attains
                                             QUALIFIED EARLY RETIREMENT AGE and
                                            ends not more than 90 days before
                                            benefits begin. Any election
                                            hereunder is in writing and may be
                                            changed by the PARTICIPANT at any
                                            time.

                           (B) Election of early survivor annuity. A PARTICIPANT employed after attaining QUALIFIED EARLY RETIREMENT AGE is given the opportunity to elect, during the ELECTION PERIOD, to have a survivor annuity payable on death. If the PARTICIPANT elects the survivor annuity, payments of such annuity are not less than the payments which would have been made to the SPOUSE by the QUALIFIED JOINT AND SURVIVOR ANNUITY if the PARTICIPANT had retired on the day before his or her death. Any election by this provision is in writing and may be changed by the PARTICIPANT at any time. The ELECTION PERIOD begins on the later of (i) the 90th day before the PARTICIPANT attains the QUALIFIED EARLY RETIREMENT AGE, or (ii) the date on which participation begins, and ends on the date the PARTICIPANT terminates employment.

                           (C)      For this subsection 3.2(f):

                                    QUALIFIED EARLY RETIREMENT AGE is the latest of:

                                    (i)      the earliest date, in THIS PLAN, on
                                             which the PARTICIPANT may elect to
                                             receive retirement benefits,

                                    (ii)     the first day of the 120th month
                                             beginning before the PARTICIPANT
                                             reaches NORMAL RETIREMENT AGE, or

                                    (iii)    the date the PARTICIPANT begins
                                             participation.

3.3      RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS.

         (a) If the value of a PARTICIPANT'S VESTED ACCOUNT BALANCE from EMPLOYER and EMPLOYEE CONTRIBUTIONS exceeds (or at the time of any prior distribution (i) in PLAN YEARS beginning before August 6, 1997, exceeded $3,500, or (ii) in PLAN Years beginning after August 5, 1997, exceeded) $5,000, and the ACCOUNT BALANCE is immediately distributable, the PARTICIPANT and the PARTICIPANT'S SPOUSE (or where either the PARTICIPANT or the SPOUSE has died, the survivor) has to consent to any distribution of such ACCOUNT BALANCE.

                  The consent of the PARTICIPANT and the PARTICIPANT'S SPOUSE has to be in writing within the 90-day period ending on the ANNUITY STARTING DATE. The ANNUITY STARTING DATE is the first day of the first period for which an amount is paid as an annuity or any other form.

                  The ADMINISTRATOR notifies the PARTICIPANT and the PARTICIPANT'S SPOUSE of the right to defer any distribution until the PARTICIPANT'S ACCOUNT balance is no longer immediately distributable. Such notification includes a general description of the material features, and an explanation of the relative values of, the optional forms of benefit in THIS PLAN in a manner that satisfies the notice requirements of CODE SECTION 417(a)(3), and is provided no less than 30 days and no more than 90 days prior to the ANNUITY STARTING DATE. However, distribution may begin less than 30 days after the notice described in the preceding sentence is given, if the distribution is one to which CODE SECTIONS 401(a)(11) and 417 do not apply, the ADMINISTRATOR clearly informs the Participant that the PARTICIPANT has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the PARTICIPANT, after receiving the notice, affirmatively elects a distribution.

                  Notwithstanding the foregoing, only the PARTICIPANT need consent to the beginning of a distribution in the form of a QUALIFIED JOINT AND SURVIVOR ANNUITY while the ACCOUNT balance is immediately distributable. (Furthermore, if payment in the form of a QUALIFIED JOINT AND SURVIVOR ANNUITY is not required for the Participant by subsection 3.2, only the PARTICIPANT need consent to the distribution of an ACCOUNT balance that is immediately distributable).

                  Neither the consent of the PARTICIPANT nor the PARTICIPANT'S SPOUSE is required to the extent that a distribution is required to satisfy CODE SECTION 401(a)(9) or 415. In addition, on termination of THIS PLAN if THIS PLAN does not offer an annuity option (purchased from a commercial provider) and if the EMPLOYER or any entity within the same controlled group as the EMPLOYER does not maintain another defined contribution plan (other than an employee stock ownership plan in CODE SECTION 4975(e)(7)), the PARTICIPANT'S ACCOUNT BALANCE is, without the PARTICIPANT'S consent, distributed to the PARTICIPANT. However, if any entity within the same controlled group as the EMPLOYER maintains another defined contribution plan (other than an employee stock ownership plan in CODE
                  SECTION 4975(e)(7)) the PARTICIPANT'S ACCOUNT balance is transferred, without the PARTICIPANT'S consent, to the other plan if the PARTICIPANT does not consent to an immediate distribution.

                  An ACCOUNT BALANCE is immediately distributable if any part of the ACCOUNT Balance could be distributed to the PARTICIPANT (or SURVIVING SPOUSE) before the PARTICIPANT attains or would have attained if not deceased) the later of NORMAL RETIREMENT AGE or age 62.

         (b) To determine the applicability of the foregoing consent requirements for distributions made before the first day of the first PLAN YEAR beginning after December 31, 1988, the PARTICIPANT'S VESTED ACCOUNT BALANCE does not include amounts attributable to accumulated DEDUCTIBLE EMPLOYEE CONTRIBUTIONS in CODE SECTION 72(o)(5)(B).

3.4      WHEN BENEFITS BEGIN.

Unless the PARTICIPANT elects otherwise, distribution of benefits begin no later than the 60th day after the latest of the close of the PLAN YEAR in which:

         (a) the PARTICIPANT attains age 65 (or NORMAL RETIREMENT AGE, if earlier);

         (b) occurs the 10th anniversary of the year in which the PARTICIPANT began participation in THIS PLAN; or,

         (c)      the PARTICIPANT separates from SERVICE with the EMPLOYER.

Notwithstanding the foregoing, the failure of a PARTICIPANT and SPOUSE to consent to a distribution while a benefit is immediately distributable, in subsection 3.3, is deemed an election to defer beginning of payment of any benefit sufficient to satisfy this Section.

3.5      EARLY RETIREMENT BENEFIT.

If a PARTICIPANT separates from SERVICE before satisfying the age requirement for early retirement, but has satisfied the SERVICE requirement, the PARTICIPANT is entitled to elect an early retirement benefit upon satisfaction of such age requirement.

3.6      NONTRANSFERABILITY OF ANNUITIES.

Any annuity contract distributed by THIS PLAN is nontransferable.

3.7      CONFLICTS WITH ANNUITY CONTRACTS.

The terms of any annuity contract purchased and distributed by THIS PLAN to a PARTICIPANT or Spouse comply with the requirements of THIS PLAN.

3.8      TIMING AND MODES OF DISTRIBUTION.

         (a)      General Rules.

                  Subject to subsection 3.2, Joint and Survivor Annuity Requirements, the requirements of this Section apply to any distribution of a PARTICIPANT'S interest and take precedence over any inconsistent provisions of THIS PLAN. Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 1984.

                  All distributions required by this Section are determined and made in accordance with the proposed CODE SECTION 401(a)(9) REGULATIONS, including the minimum distribution incidental benefit requirement of Proposed REGULATIONS 1.401(a)(9)-2.

         (b)      Required Beginning Date.

                  The entire interest of a PARTICIPANT are distributed or begin to be distributed no later than the PARTICIPANT'S REQUIRED BEGINNING DATE.

         (c)      Limits on Distribution Periods.

                  As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over 1 of the following periods (or a combination thereof):

                  (1)      the life of the PARTICIPANT,

                  (2)      the life of the PARTICIPANT and a designated
                           BENEFICIARY,

                  (3) a period certain not extending beyond the life expectancy of the PARTICIPANT, or

                  (4) a period certain not extending beyond the joint and last survivor expectancy of the PARTICIPANT and a designated BENEFICIARY.

         (d)      Determination of amount to be distributed each year.

                  If the PARTICIPANT'S interest is to be distributed in other than a single sum, the following minimum distribution rules apply on or after the REQUIRED BEGINNING DATE:

                  (1)      Individual account.

                           (A)      If a PARTICIPANT'S benefit is to be
                                    distributed over (i) a period not extending beyond the life expectancy of the PARTICIPANT or the joint life and last survivor expectancy of the PARTICIPANT and the PARTICIPANT'S designated BENEFICIARY or
                                    (ii) a period not extending beyond the life expectancy of the designated BENEFICIARY, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, is at least equal the quotient obtained by dividing the PARTICIPANT'S BENEFIT by the APPLICABLE LIFE EXPECTANCY.

                           (B) For calendar years beginning before January 1, 1989, if the PARTICIPANT'S SPOUSE is not the designated BENEFICIARY, the method of distribution selected assures that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the PARTICIPANT.

                           (C) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year is not less than the quotient obtained by dividing the PARTICIPANT'S BENEFIT by the lesser of (i) the APPLICABLE LIFE EXPECTANCY or (ii) if the PARTICIPANT'S SPOUSE is not the designated BENEFICIARY, the applicable divisor determined from the table set forth in Q&A-4 of Proposed REGULATIONS 1.401(a)(9)-2. Distributions after the death of the PARTICIPANT are distributed using the applicable life expectancy in subsection 3.8(a) above as the relevant divisor without Proposed REGULATIONS 1.401(a)(9)-2.

                           (D) The minimum distribution required for the PARTICIPANT'S first distribution calendar year are made on or before the PARTICIPANT'S REQUIRED BEGINNING DATE. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the EMPLOYEE'S REQUIRED BEGINNING DATE occurs, are made on or before December 31 of that distribution calendar year.

                  (2)      Other forms.

                           If the PARTICIPANT'S BENEFIT is distributed in the form of an annuity purchased from an insurance company, distributions thereunder are made in accordance with the requirements of CODE SECTION 401(a)(9) and its Proposed REGULATIONS.

         (e)      Death Distribution Provisions.

                  (1)      Distribution beginning before death.

                           If the PARTICIPANT dies after distribution of his or her interest begins, the remaining portion of such interest continues to be distributed at least as rapidly as under the method of distribution being used prior to the PARTICIPANT'S death.

                  (2)      Distribution beginning after death.

                           If the PARTICIPANT dies before distribution of his or her interest begins, distribution of the PARTICIPANT'S entire interest is completed by December 31 of the calendar year containing the 5th anniversary of the PARTICIPANT'S death except to the extent that an election is made to receive distributions by (A) or (B) below:

                           (A) If any portion of the PARTICIPANT'S interest is payable to a designated BENEFICIARY, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated BENEFICIARY beginning on or before December 31 of the calendar year immediately following the calendar year in which the PARTICIPANT died;

                           (B) If the designated BENEFICIARY is the PARTICIPANT'S SURVIVING SPOUSE, the date distributions are to begin by (A) above are not earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the PARTICIPANT died and (ii) December 31 of the calendar year in which the PARTICIPANT would have attained age 70".

                                    If the PARTICIPANT does not make an election by this subsection 3.8 by the time of his or her death, the PARTICIPANT'S designated BENEFICIARY elects the method of distribution no later than the earlier of
                                    (i) December 31 of the calendar year in
                                    which distributions would be required to begin under this subsection, or (ii) December 31 of the calendar year which contains the 5th anniversary of the date of death of the PARTICIPANT. If the PARTICIPANT has no designated BENEFICIARY, or if the designated BENEFICIARY does not elect a method of distribution, distribution of the PARTICIPANT'S entire interest is completed by December 31 of the calendar year containing the 5th anniversary of the PARTICIPANT'S death.

                  (3) For this subsection 3.8, if the SURVIVING SPOUSE dies after the PARTICIPANT, but before payments to such SPOUSE begin, subsection 3.8, with the exception of paragraph (B), is applied as if the SURVIVING SPOUSE were the PARTICIPANT.

                  (4) For this subsection 3.8, distribution of a Participant's interest is considered to begin on the PARTICIPANT'S REQUIRED BEGINNING DATE (or, if subsection 3.8(d)(3) above is applicable, the date distribution is required to begin to the SURVIVING SPOUSE in subsection 3.8(d)(2)). If distribution in the form of an annuity irrevocably begins to the PARTICIPANT before the REQUIRED BEGINNING DATE, the date distribution is considered to begin is the date distribution actually begins.

         (f)      Transitional Rule

                  (1) Notwithstanding the other requirements of this Section and subject to the requirements of subsection 3.2, Joint and Survivor Annuity Requirements, distribution for any EMPLOYEE, including a 5% OR MORE OWNER, are made by all of the following requirements (regardless of when such distribution begins):

                           (A) The distribution by THIS PLAN is one which would not have disqualified THIS PLAN by CODE SECTION 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

                           (B)      The distribution is by a method of
                                    distribution designated by the EMPLOYEE
                                    whose interest in THIS PLAN is being
                                    distributed or, if the EMPLOYEE is deceased, by a BENEFICIARY of such EMPLOYEE.

                           (C) Such designation was in writing, was signed by the EMPLOYEE or the BENEFICIARY, and was made before January 1, 1984.

                           (D) The EMPLOYEE had accrued a benefit in THIS PLAN as of December 31, 1983.

                           (E) The method of distribution designated by the EMPLOYEE or the BENEFICIARY specifies the time at which distribution begins, the period over which distributions are made, and, in the case of any distribution upon the EMPLOYEE'S death, the Beneficiaries of the EMPLOYEE listed in order of priority.

                  (2) A distribution upon death is not covered by this transitional rule unless the information in the designation contains the required information described above as to the distributions to be made at the EMPLOYEE'S death.

                  (3) For any distribution which begins before January 1, 1984, but continues after December 31, 1983, the EMPLOYEE, or the BENEFICIARY, to whom such distribution is being made, is presumed to have designated the method of distribution for which the distribution is made if the method of distribution is specified in writing and the distribution satisfies the requirements in subsections 3.8(f)(1)(A) and (E).

                  (4) If a designation is revoked, any subsequent distribution has to satisfy the requirements of CODE
                           SECTION 401(a)(9) and its Proposed REGULATIONS. If a designation is revoked subsequent to the date distributions are required to begin, THIS PLAN has to distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Proposed REGULATIONS 401(a)(9), but for the Section 242(b)(2) election.

                           For calendar years beginning after December 31, 1988, such distributions has to meet the minimum distribution incidental benefit requirements in Proposed REGULATIONS 1.401(a)(9)-2. Any changes in the designation are considered a revocation of the designation. However, the mere substitution or addition of another BENEFICIARY (one not named in the designation) by the designation is not considered to be a revocation of the designation, as long as such substitution or addition does not alter the period over which distributions are to be made by the designation, directly or indirectly (for example, by altering the relevant measuring life). When an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 apply.

         (g) Optional forms of benefit may be elected by the EMPLOYER in the ADOPTION Agreement.

3.9      DIRECT ROLLOVERS.

This subsection applies to distributions made on or after January 1, 1993. Notwithstanding any provision of THIS PLAN to the contrary that would otherwise limit a DISTRIBUTEE'S election in this part, a DISTRIBUTEE may elect, at the time and in the manner prescribed by the ADMINISTRATOR, to have any portion of an ELIGIBLE ROLLOVER DISTRIBUTION equal to at least $500 be paid directly to an ELIGIBLE RETIREMENT PLAN specified by the DISTRIBUTEE in a DIRECT ROLLOVER.

3.10     LIFE INSURANCE

If the EMPLOYER elects in the ADOPTION AGREEMENT, THIS PLAN may purchase insurance on the life of PARTICIPANTS.

INCIDENTAL DEATH BENEFITS FOR PLANS OTHER THAN MONEY PURCHASE PENSION PLANS AND TARGET BENEFIT PLANS:

         (a) Ordinary life - For these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are purchased, (i) less than 50% of the aggregate EMPLOYER CONTRIBUTIONS accumulated in the PARTICIPANT'S ACCOUNT for at least 2 years (measured from the ALLOCATION DATE of CONTRIBUTION) or (ii) up to 100% of the aggregate EMPLOYER CONTRIBUTIONS (other than EMPLOYEE ELECTIVE DEFERRALS) accumulated in the PARTICIPANT'S ACCOUNT for at least 2 years (measured from the ALLOCATION DATE of CONTRIBUTION) are used to pay premiums attributable to them.

         (b) Term and universal life - No more than 25% of the aggregate EMPLOYER Contributions allocated to any PARTICIPANT is used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

         (c) Combination - The sum of 50% of the ordinary life insurance premiums and all other life insurance premiums cannot exceed 25% of the aggregate EMPLOYER CONTRIBUTIONS allocated to any PARTICIPANT.

         (d) Direct Rollovers - 100% of DIRECT ROLLOVERS may be used to pay premiums for life insurance.

INCIDENTAL DEATH BENEFITS FOR MONEY PURCHASE PENSION PLANS AND TARGET BENEFIT
PLANS:

No more than 25% of the aggregate EMPLOYER CONTRIBUTIONS allocated to any PARTICIPANT may be used to pay life insurance premiums.

DISTRIBUTION OF INSURANCE CONTRACTS:

Subject to subsection 3.2, Joint and Survivor Annuity Requirements, the contracts on a Participant's life are converted to cash or an annuity or distributed to the PARTICIPANT at the beginning of benefits.

CONFLICT WITH INSURANCE CONTRACTS:

The TRUSTEE applies for and is the owner of any insurance contract purchased by THIS PLAN. The insurance contract(s) have to provide that proceeds are payable to the TRUSTEE; however, the Trustee is required to pay over all proceeds of the contract(s) to the PARTICIPANT'S DESIGNATED BENEFICIARY by the distribution provisions of THIS PLAN. A PARTICIPANT'S SPOUSE is the DESIGNATED BENEFICIARY of the proceeds in all circumstances unless a QUALIFIED ELECTION is made by subsection 3.15(e), Joint and Survivor Annuity Requirements, if applicable. Under no circumstances shall the TRUST retain any part of the proceeds. On any conflict between the terms of THIS PLAN and the terms of any insurance contract purchased by THIS PLAN, THIS PLAN'S provisions shall control.

TRANSACTIONS WITH LIFE INSURANCE POLICIES:

Incidental life insurance and annuity contracts may be transferred -

         (a) to THIS PLAN as permitted by Department of Labor PTE 77-7, as amended by PTE 92-5; and

         (b) from THIS PLAN as permitted by Department of Labor PTE 77-8, as amended by PTE 92-6.

3.11     LOANS TO PARTICIPANTS.

If the EMPLOYER elects in the ADOPTION AGREEMENT to permit PARTICIPANT loans,

         (a) Loans shall be made available to all PARTICIPANTS and BENEFICIARIES on a reasonably equivalent basis.

         (b) Loans shall not be made available to HIGHLY COMPENSATED EMPLOYEES in an amount greater than the amount made available to other EMPLOYEES.

         (c) Loans must be adequately secured and bear a reasonable interest rate.

         (d) No PARTICIPANT loan shall exceed 50% of the PRESENT VALUE of the PARTICIPANT'S VESTED ACCRUED BENEFIT as of THIS PLAN'S most recent VALUATION DATE.

         (e) A PARTICIPANT must obtain the consent of his or her SPOUSE, if any, to use of the ACCOUNT BALANCE as security for the loan. SPOUSAL consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a PLAN REPRESENTATIVE or NOTARY PUBLIC. Such consent shall thereafter be binding as to the consenting SPOUSE or any subsequent SPOUSE as to that loan. A new consent shall be required if the ACCOUNT BALANCE is used for renegotiation, extension, renewal, or other revision of the loan.

         (f) On default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in THIS PLAN.

         (g) No loans will be made to any SHAREHOLDER-EMPLOYEE or OWNER-EMPLOYEE. For this requirement, a SHAREHOLDER-EMPLOYEE means an EMPLOYEE or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning in CODE SECTION 318(a)(1)), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

                  If a valid SPOUSAL consent has been obtained in accordance with (e) above, notwithstanding any other provision of THIS PLAN, the portion of the PARTICIPANT'S VESTED ACCOUNT BALANCE used as a security interest held by THIS Plan for a loan outstanding to the PARTICIPANT shall be taken into account to determine the amount of the ACCOUNT BALANCE payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the PARTICIPANT'S VESTED ACCOUNT BALANCE (determined without the preceding sentence) is payable to the SURVIVING SPOUSE, the ACCOUNT BALANCE shall be adjusted by first reducing the vested ACCOUNT BALANCE by the amount of the security used as repayment of the loan, and then determining the benefit payable to the SURVIVING SPOUSE.

                  No loan to any PARTICIPANT or BENEFICIARY can be made to the extent that such loan when added to the outstanding balance of all other loans to the PARTICIPANT or BENEFICIARY would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the 1 year period ending on the day before the loan is made, over the outstanding balance of loans from THIS PLAN on the date the loan is made, or (b) 50% of the PRESENT Value of the nonforfeitable accrued benefit of the PARTICIPANT.

                  For the above limitation, all loans from all plans of the EMPLOYER and other members of a group of EMPLOYERS described in CODE SECTIONS 414(b), 414(c), and 414(m) are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond 5 years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the PARTICIPANT. An assignment or pledge of any portion of the PARTICIPANT'S interest in THIS PLAN and a loan, pledge, or assignment as to any insurance contract purchased under THIS PLAN, will be treated as a loan in this paragraph. The loan amortization period may not extend past the NORMAL RETIREMENT AGE stated in the ADOPTION AGREEMENT.

3.12     DISTRIBUTION REQUIREMENTS

ELECTIVE DEFERRALS, QUALIFIED NON-ELECTIVE CONTRIBUTIONS, and QUALIFIED MATCHING CONTRIBUTIONS, and income allocable to each are not distributable to a PARTICIPANT or his or her BENEFICIARY, by such PARTICIPANT'S or BENEFICIARY'S election, earlier than upon separation from SERVICE, death, or disability.

Such amounts may also be distributed upon:

         (a) Termination of THIS PLAN without the establishment of another defined contribution plan other than an employee stock ownership plan (in CODE SECTION 4975(e)(7), a simplified employee pension plan in CODE SECTION 408(k) or a simple IRA plan (defined in CODE SECTION 408(p)).

         (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of CODE
                  SECTION 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain THIS PLAN after the disposition, but only as to EMPLOYEES who continue employment with the corporation acquiring such assets.

         (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of CODE SECTION 409(d)(3)) if such corporation continues to maintain THIS PLAN, but only as to EMPLOYEES who continue employment with such subsidiary.

         (d) The attainment of age 59 " in the case of a profit-sharing plan.

         (e)      The hardship of the PARTICIPANT as described in subsection
                  3.13.

         (f) All distributions that may be made by 1 or more of the foregoing distributable events are subject to the SPOUSAL and PARTICIPANT consent requirements (if applicable) contained in CODE SECTIONS 411(a)(11) and 417. In addition, distributions after March 31, 1988, that are triggered by any of (a), (b) or
                  (c), above, must be made in a lump sum.

3.13     HARDSHIP DISTRIBUTION

If the EMPLOYER elects in the ADOPTION AGREEMENT, THIS PLAN may provide hardship distributions.

         (a) Distribution of ELECTIVE DEFERRALS (and any earnings credited to a PARTICIPANT'S ACCOUNT as of the later of December 31, 1988, and the end of the last PLAN YEAR ending before July 1,
                  1989) may be made to a PARTICIPANT for hardship. For this subsection, hardship is defined as an immediate and heavy financial need of the EMPLOYEE where such EMPLOYEE lacks other available resources. Hardship distributions are subject to the SPOUSAL consent requirements contained in CODE SECTIONS 401(a)(11) and 417.

                  Special Rules:

         (b) The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medical care, in CODE SECTION 213(d), of the EMPLOYEE, the EMPLOYEE'S SPOUSE, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the EMPLOYEE; payment of tuition and related educational fees for the next 12 months of post-secondary education for the EMPLOYEE, the EMPLOYEE'S SPOUSE, children or dependents; or the need to prevent the eviction of the EMPLOYEE from, or a foreclosure on the mortgage of, the EMPLOYEE'S principal residence.

         (c) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the EMPLOYEE only if:

                  (1) The EMPLOYEE has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the EMPLOYER;

                  (2) All plans maintained by the EMPLOYER provide that the EMPLOYEE'S ELECTIVE DEFERRALS (and EMPLOYEE CONTRIBUTIONS) will be suspended for 12 months after the receipt of the hardship distribution;

                  (3) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                  (4) All plans maintained by the EMPLOYER provide that the EMPLOYEE may not make ELECTIVE DEFERRALS for the EMPLOYEE'S taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under CODE SECTION 402(g) for such taxable year less the amount of such EMPLOYEE'S ELECTIVE DEFERRALS for the taxable year of the hardship distribution.

3.14     REINSTATEMENT OF BENEFIT.

If a benefit is forfeited because the PARTICIPANT or BENEFICIARY cannot be found, such benefit will be reinstated if a claim is made by the PARTICIPANT or BENEFICIARY.

DEFINITIONS

The following are definitions for this SECTION and THIS PLAN:

3.15     JOINT AND SURVIVOR AND PRE-RETIREMENT SURVIVOR ANNUITIES.

         (a) "NORMAL RETIREMENT AGE" is the age selected in the ADOPTION AGREEMENT. If the EMPLOYER enforces a mandatory retirement age, the NORMAL RETIREMENT AGE is the lesser of that mandatory age or the age specified in the ADOPTION AGREEMENT.

         (b) "ELECTION PERIOD" is the period which begins on the first day of the PLAN YEAR in which the PARTICIPANT attains age 35 and ends on the date of the PARTICIPANT'S death. If a PARTICIPANT separates from SERVICE prior to the first day of the PLAN YEAR in which age 35 is attained, as to the ACCOUNT BALANCE as of the date of separation, the ELECTION PERIOD shall begin on the date of separation.

         (c) Pre-age 35 waiver: A PARTICIPANT who will not yet attain age 35 as of the end of any current PLAN YEAR may make a special QUALIFIED ELECTION to waive the QUALIFIED PRERETIREMENT SURVIVOR ANNUITY for the period beginning on the date of such election and ending on the first day of the PLAN YEAR in which the PARTICIPANT attains age 35. Such election shall not be valid unless the PARTICIPANT receives a written explanation of the QUALIFIED PRERETIREMENT SURVIVOR ANNUITY in such terms as are comparable to the explanation required under subsection 3.2(d)(1). QUALIFIED PRERETIREMENT SURVIVOR ANNUITY coverage will be automatically reinstated as of the first day of the PLAN YEAR in which the PARTICIPANT attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this subsection.

         (d) "EARLIEST RETIREMENT AGE" is the earliest date on which, by THIS PLAN, the PARTICIPANT can elect to receive retirement benefits.

                  "EARLY RETIREMENT AGE" is the age selected by the EMPLOYER in the ADOPTION AGREEMENT.

         (e) "QUALIFIED ELECTION" is a waiver of a QUALIFIED JOINT AND SURVIVOR ANNUITY or a QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Any waiver of a QUALIFIED JOINT AND SURVIVOR ANNUITY or a QUALIFIED PRERETIREMENT SURVIVOR ANNUITY shall not be effective unless: (i) the PARTICIPANT'S SPOUSE consents in writing to the election; (ii) the election designates a specific BENEFICIARY, including any class of BENEFICIARIES or any contingent BENEFICIARIES, which may not be changed without SPOUSAL consent (or the SPOUSE expressly permits designations by the PARTICIPANT without any further SPOUSAL consent); (iii) the SPOUSE'S consent acknowledges the effect of the election; and (d) the SPOUSE'S consent is witnessed by a PLAN REPRESENTATIVE or NOTARY PUBLIC. Additionally, a PARTICIPANT'S waiver of the QUALIFIED JOINT AND SURVIVOR ANNUITY shall not be effective unless the election designates a form of benefit payment which may not be changed without SPOUSAL consent (or the SPOUSE expressly permits designations by the PARTICIPANT without any further SPOUSAL consent). If it is established to the satisfaction of a PLAN REPRESENTATIVE that there is no SPOUSE or that the SPOUSE cannot be located, a waiver will be deemed a QUALIFIED ELECTION.

                  Any consent by a SPOUSE obtained by this provision (or establishment that the consent of a SPOUSE may not be obtained) shall be effective only as to such Spouse. A consent that permits designations by the PARTICIPANT without any requirement of further consent by such SPOUSE must acknowledge that the SPOUSE has the right to limit consent to a specific BENEFICIARY, and a specific form of benefit where applicable, and that the SPOUSE voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a PARTICIPANT without the consent of the SPOUSE at any time before the beginning of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the PARTICIPANT has received notice as provided in subsection 3.2(d).

         (f) "QUALIFIED JOINT AND SURVIVOR ANNUITY" is an immediate annuity for the life of the PARTICIPANT with a survivor annuity for the life of the SPOUSE which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the PARTICIPANT and the SPOUSE and which is the amount of benefit which can be purchased with the PARTICIPANT'S VESTED ACCOUNT BALANCE. The percentage of the survivor annuity in THIS PLAN shall be 50% (unless a different percentage is elected by the EMPLOYER in the ADOPTION AGREEMENT).

         (g) "SPOUSE (SURVIVING SPOUSE)" is the PARTICIPANT'S SPOUSE or SURVIVING SPOUSE, provided that a former SPOUSE will be treated as the SPOUSE or SURVIVING SPOUSE and a current SPOUSE will not be treated as the SPOUSE or SURVIVING SPOUSE to the extent provided by a QUALIFIED DOMESTIC RELATIONS ORDER in CODE SECTION 414(p).

         (h) "ANNUITY STARTING DATE" is the first day of the first period for which an amount is paid as an annuity or any other form.

         (i) "VESTED ACCOUNT BALANCE" is the aggregate value of the PARTICIPANT'S VESTED ACCOUNT BALANCES derived from EMPLOYER and EMPLOYEE CONTRIBUTIONS (including ROLLOVERS), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the PARTICIPANT'S life. This Section shall apply to a PARTICIPANT who is vested in amounts attributable to EMPLOYER CONTRIBUTIONS, EMPLOYEE CONTRIBUTIONS (or both) at the time of death or distribution.

         (j) Any PARTICIPANT who has elected by subsection 3.2(f)(4) and any PARTICIPANT who does not elect by subsection 3.2(f)(4) or who meets the requirements of subsection 3.2(f)(4) except that such PARTICIPANT does not have at least 10 years of vesting SERVICE when he or she separates from SERVICE, shall have his or her benefits distributed by all of the following requirements if benefits would have been payable in the form of a LIFE ANNUITY:

                  (1)      Automatic joint and survivor annuity.

                           If benefits in the form of a LIFE ANNUITY become payable to a married PARTICIPANT who:

                           (A) begins to receive payments by THIS PLAN on or after NORMAL RETIREMENT AGE; or

                           (B) dies on or after NORMAL RETIREMENT AGE while still working for the EMPLOYER; or

                           (C) begins to receive payments on or after the QUALIFIED EARLY RETIREMENT AGE; or

                           (D) separates from SERVICE on or after attaining NORMAL RETIREMENT AGE (or the QUALIFIED EARLY RETIREMENT AGE) and after satisfying the eligibility requirements for the payment of h benefits by THIS PLAN and thereafter dies before beginning to receive such benefits; such benefits shall be paid from THIS PLAN in the form of a QUALIFIED JOINT AND SURVIVOR ANNUITY, unless the PARTICIPANT elects otherwise during the ELECTION PERIOD. The ELECTION PERIOD must begin at least 6 months before the PARTICIPANT attains QUALIFIED EARLY RETIREMENT AGE and end not more than 90 days before the beginning of benefit payments. Any election shall will be in writing and may be changed by the PARTICIPANT at any time.

                  (2)      Election of early survivor annuity.

                           A PARTICIPANT who is employed after attaining the QUALIFIED EARLY RETIREMENT AGE will be given the opportunity to elect, during the ELECTION PERIOD, to have a survivor annuity payable on death. If the PARTICIPANT elects the survivor annuity, payments of such annuity must not be less than the payments which would have been made to the SPOUSE by the QUALIFIED JOINT AND SURVIVOR ANNUITY if the PARTICIPANT had retired on the day before his or her death. Any election in this Section shall be in writing and may be changed by the PARTICIPANT at any time. The ELECTION PERIOD begins on the later of (i) the 90th day before the PARTICIPANT attains the QUALIFIED EARLY RETIREMENT AGE, or (ii) the date on which participation begins, and ends on the date the PARTICIPANT terminates employment.

                  (3)      For subsection 3.2:

                           (A)      "QUALIFIED EARLY RETIREMENT AGE" is the
                                    latest of:

                                    (i)      the earliest date, under THIS PLAN,
                                             on which the PARTICIPANT may elect
                                             to receive retirement benefits,

                                    (ii)     the first day of the 120th month
                                             beginning before the PARTICIPANT
                                             reaches NORMAL RETIREMENT AGE, or

                                    (iii)    the date the PARTICIPANT begins
                                             participation.

                           (B) "QUALIFIED JOINT AND SURVIVOR ANNUITY" is an annuity for the life of the PARTICIPANT with an survivor annuity for the life of the SPOUSE as described in subsection 3.15(f).

         (k) "APPLICABLE LIFE EXPECTANCY" is the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the PARTICIPANT (or DESIGNATED BENEFICIARY) as of the PARTICIPANT'S (or DESIGNATED BENEFICIARY'S) birthday in the applicable calendar year reduced by 1 for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

         (l) "STRAIGHT LIFE ANNUITY" is an annuity payable in equal installments for the life of the PARTICIPANT that terminates on the PARTICIPANT'S death.

3.16     MINIMUM DISTRIBUTION.

         (a) "DESIGNATED BENEFICIARY" is the individual who is designated as the beneficiary in THIS PLAN in CODE SECTION 401(a)(9) and its Proposed REGULATIONS.

         (b) "DISTRIBUTION CALENDAR YEAR" is a calendar year for which a minimum distribution is required. For distributions beginning before the PARTICIPANT'S death, the first DISTRIBUTION CALENDAR YEAR is the calendar year immediately preceding the calendar year which contains the PARTICIPANT'S REQUIRED BEGINNING DATE. For distributions beginning after the PARTICIPANT'S death, the first DISTRIBUTION CALENDAR YEAR is the calendar year in which distributions are required to begin by subsection 3.8.

         (c) "LIFE EXPECTANCY" is the life expectancy and joint and last survivor expectancy computed by use of the expected return multiples in Tables V and VI of Regulations 1.72-9.

                  Unless otherwise elected by the PARTICIPANT (or SPOUSE, for distributions described in subsection 3.2(b)) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the PARTICIPANT (or SPOUSE) and shall apply to all subsequent years. The life expectancy of a nonspouse BENEFICIARY may not be recalculated.

         (d)      "PARTICIPANT'S BENEFIT" is

                  (1) The ACCOUNT BALANCE as of the last valuation date in the calendar year immediately preceding the DISTRIBUTION CALENDAR YEAR (valuation calendar year) increased by the amount of any contributions or FORFEITURES allocated to the ACCOUNT BALANCE as of dates in the valuation calendar year after the VALUATION DATE and decreased by distributions made in the valuation calendar year after the VALUATION DATE.

                  (2) Exception for the second DISTRIBUTION CALENDAR YEAR. For paragraph (1) above, if any portion of the minimum distribution for the first DISTRIBUTION CALENDAR YEAR is made in the second DISTRIBUTION CALENDAR YEAR on or before the REQUIRED BEGINNING DATE, the amount of the minimum distribution made in the second DISTRIBUTION CALENDAR YEAR shall be treated as if it had been made in the immediately preceding DISTRIBUTION CALENDAR YEAR.

         (e) As elected by the EMPLOYER in the ADOPTION AGREEMENT, "REQUIRED BEGINNING DATE" is

                  (1) The REQUIRED BEGINNING DATE of a PARTICIPANT is the first day of April of the calendar year following the calendar year in which the Participant attains age
                           70 1/2.

                  (2) The REQUIRED BEGINNING DATE of a PARTICIPANT is the first day of April of the calendar year following the calendar year in which the Participant attains age

                           70 1/2, except that benefit distributions to a PARTICIPANT (other than a 5% OWNER) for benefits accrued after the later of the adoption or effective date of the amendment to THIS PLAN must begin by the later of the April 1 of the calendar year following the calendar year in which the PARTICIPANT attains age 70 1/2 or retires.

                  (3) The REQUIRED BEGINNING DATE of a PARTICIPANT is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a 5% OWNER must begin by the April 1 of the calendar year following the calendar year in which the PARTICIPANT attains age 70 1/2.

                                    (A)      Any PARTICIPANT attaining age 70
                                             1/2 after 1995 may elect by April 1
                                             of the calendar year following the
                                             year in which the PARTICIPANT
                                             attained age 70 1/2 (or by December
                                             31, 1997 for a PARTICIPANT
                                             attaining age 70 1/2 in 1996) to
                                             defer distributions until the
                                             calendar year following the
                                             calendar year in which the
                                             PARTICIPANT retires. If no such
                                             election is made, the PARTICIPANT
                                             will begin receiving distributions
                                             by the April 1 of the calendar year
                                             following the year in which the
                                             PARTICIPANT attained age 70 1/2 (or
                                             by December 31, 1997 for a
                                             PARTICIPANT attaining age 70 1/2 in
                                             1996).

                                    (B)      Any PARTICIPANT attaining age 70
                                             1/2 before 1997 may elect to stop
                                             distributions and begin
                                             distribution by the April 1 of the
                                             calendar year following the year in
                                             which the PARTICIPANT retires.
                                             There is either (as elected in the
                                             ADOPTION AGREEMENT)

                                             (i)      a new ANNUITY STARTING
                                                      DATE when distributions
                                                      begin, or

                                             (ii)     no new ANNUITY STARTING
                                                      DATE when distributions
                                                      begin.

                                    (C)      The preretirement age 70 1/2
                                             distribution option is only
                                             eliminated for EMPLOYEES who reach
                                             age 70 1/2 in or after a calendar
                                             year that begins after the later of
                                             December 31, 1998, or the adoption
                                             date of the amendment. The
                                             preretirement age 70 1/2
                                             distribution option is an optional
                                             form of benefit for benefits
                                             payable in a particular
                                             distribution form (including any
                                             modifications that may be elected
                                             after benefit begins) begun at a
                                             time during the period that begins
                                            on or after January 1 of the
                                            calendar year in which an EMPLOYEE
                                            attains age 70 1/2 and ends April 1
                                            of the immediately following
                                            calendar year.

                  5% OWNER. A PARTICIPANT treated as a 5% OWNER for this subsection is a 5% OWNER in CODE SECTION 416 at any time during the PLAN YEAR ending with or within the calendar year in which such 5% OWNER attains age 70 1/2 .

                  Once distributions begin to a 5% OWNER in this subsection, they must continue to be distributed, even if the PARTICIPANT ceases to be a 5% OWNER in a subsequent year.

3.17     ROLLOVERS.

         (a) "ELIGIBLE ROLLOVER DISTRIBUTION" is any distribution of all or any portion of the balance to the credit of the DISTRIBUTEE, except that an ELIGIBLE ROLLOVER DISTRIBUTION does not include: any distribution that is 1 of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the DISTRIBUTEE or the joint lives (or joint life expectancies) of the DISTRIBUTEE and the DISTRIBUTEE'S designated Beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under CODE SECTION 401(a)(9); the portion of any other distribution(s) that is not includible in gross income (without the exclusion for net unrealized appreciation as to employer securities); any other distribution(s) that is reasonably expected to total less than $500 during a year; and (for distributions made after December 31, 1998) a hardship distribution in subsection 3.13.

         (b) "ELIGIBLE RETIREMENT PLAN" is an individual retirement account in CODE SECTION 408(a), an individual retirement annuity in CODE SECTION 408(b), an annuity plan in CODE SECTION 403(a), or a qualified plan in CODE SECTION 401(a), that accepts the DISTRIBUTEE'S ELIGIBLE ROLLOVER DISTRIBUTION. However, for an ELIGIBLE ROLLOVER DISTRIBUTION to the SURVIVING SPOUSE, an ELIGIBLE RETIREMENT PLAN is an individual retirement account or individual retirement annuity.

         (c) "DISTRIBUTEE" includes an EMPLOYEE or former EMPLOYEE. In addition, the EMPLOYEE'S or former EMPLOYEE'S SURVIVING SPOUSE and the EMPLOYEE'S or former EMPLOYEE'S SPOUSE or former SPOUSE who is the ALTERNATE PAYEE under a QUALIFIED DOMESTIC RELATIONS ORDER, in CODE SECTION 414(p), are DISTRIBUTEES as to the interest of the SPOUSE or former SPOUSE.

         (d) "DIRECT ROLLOVER" is (i) a payment by THIS PLAN to the ELIGIBLE RETIREMENT PLAN specified by the DISTRIBUTEE or (ii) a payment to THIS PLAN of an ELIGIBLE ROLLOVER DISTRIBUTION.

                                                              SECTION 4.   OTHER
================================================================================

4.1      ANNUAL VALUATION OF ASSETS; ALLOCATION OF TRUST NET EARNINGS AND
         LOSSES.

The assets of THIS PLAN will be valued as of the ALLOCATION DATE selected by the EMPLOYER in the ADOPTION AGREEMENT. On the ALLOCATION DATE, the net earnings and losses of THIS PLAN will be allocated as selected by the EMPLOYER in the ADOPTION AGREEMENT.

4.2      TREATMENT OF INSURANCE DIVIDENDS OR CREDITS.

Any dividends or credits earned on insurance contracts will be allocated to the PARTICIPANT'S ACCOUNT for whose benefit the contract is held, and any premiums on an insurance contract will be charged to the PARTICIPANT'S ACCOUNT for whose benefit the contract is held.

4.3      DIRECTED INVESTMENTS.

If elected by the EMPLOYER in the ADOPTION AGREEMENT, each PARTICIPANT will direct THIS PLAN as to the type of investment (which may only be as traded in a regularly maintained market) to be purchased with the PARTICIPANT'S ACCOUNT, otherwise, each EMPLOYEE will have a ratable interest in all assets in THIS PLAN. Directed Investments will be credited or charged with their separate net earnings and losses.

THIS PLAN and the TRUST are intended to constitute a plan described in Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, and the regulations issued thereunder. As such, and if selected by the EMPLOYER in the ADOPTION AGREEMENT, THIS PLAN and the TRUST shall provide the opportunity for each PARTICIPANT and BENEFICIARY to exercise control over some or all of the assets in his PARTICIPANT'S ACCOUNT and to choose from a broad range of investment alternatives as made available by the TRUSTEE, the manner in which some or all of such assets are invested.

Each PARTICIPANT and BENEFICIARY is authorized and empowered, in his sole discretion, to give directions to the TRUSTEE, pursuant to the procedure established by the ADMINISTRATOR and in such form as the TRUSTEE may require, concerning the investment of such PARTICIPANT'S or BENEFICIARY'S PARTICIPANT ACCOUNT. The TRUSTEE shall comply as promptly as practicable with directions given by the PARTICIPANT or BENEFICIARY. The TRUSTEE may refuse to comply with any direction if the Trustee, in his sole and absolute discretion, deems such direction improper by virtue of applicable law.

The TRUSTEE and other fiduciaries of THIS PLAN and the TRUST are not liable for any loss, nor for any breach, resulting from a PARTICIPANT'S or BENEFICIARY'S direction of the investment of any part of his PARTICIPANT'S ACCOUNT.

4.4      PARTICIPATING EMPLOYER

A PARTICIPATING EMPLOYER is any employer that has requested its employees be included as PARTICIPANTS in THIS PLAN and participation has been approved on such terms, conditions and requirements as determined by the EMPLOYER, the TRUSTEE, the ADMINISTRATOR, and InWest Pension Management, Inc.

4.5      AMENDMENT BY EMPLOYER.

The EMPLOYER may (1) change the choice of options in the ADOPTION AGREEMENT, (2) add overriding language in the ADOPTION AGREEMENT when such language is necessary to satisfy CODE SECTION 415 or 416 because of the required aggregation of multiple plans, and (3) add certain model amendments published by the Internal Revenue Service which do not change THIS PLAN to an individually designed plan. An EMPLOYER that amends THIS PLAN for any other reason, including a waiver of the minimum funding requirement under CODE SECTION 412(d), will no longer participate in the InWest Pension Management, Inc. Regional Prototype Plan and will be considered to have an individually designed plan.

4.6      PLAN MERGER - MAINTENANCE OF BENEFITS.

On a merger or consolidation with, or transfer of assets or liabilities of THIS PLAN to any other plan, each PARTICIPANT will receive a benefit immediately after such merger, etc. (if THIS PLAN terminated) which is at least equal to the benefit the PARTICIPANT was entitled to immediately before such merger, etc. (if THIS PLAN had terminated).

4.7      INALIENABILITY OF BENEFITS.

No benefit or interest in THIS PLAN will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable as to a PARTICIPANT by a domestic relations order, unless such order is determined to be a QUALIFIED DOMESTIC RELATIONS ORDER in CODE SECTION 414(p) or any domestic relations order entered before January 1, 1985.

4.8      EXCLUSIVE BENEFIT.

The principal or income of the TRUST may not be diverted to or used for other than the exclusive benefit of the PARTICIPANTS or their BENEFICIARIES.

Any EMPLOYER CONTRIBUTION made by a mistake of fact must be returned to the EMPLOYER within 1 year of the contribution.

If the deduction of an EMPLOYER CONTRIBUTION is disallowed by CODE SECTION 404, such contribution (to the extent disallowed) must be returned to the EMPLOYER within 1 year of the disallowance of the deduction.

If the Commissioner of Internal Revenue determines that THIS PLAN is not initially qualified, any CONTRIBUTION incident to the initial qualification must be returned to the EMPLOYER within 1 year after the date initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the EMPLOYER'S federal income tax return for the taxable year in which THIS PLAN is adopted, or such later date as the Secretary of the Treasury may prescribe.

No contract is purchased in this Plan unless the insurer provides that: (1) no value of contracts providing benefits in this Plan or credits determined by the insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) for such contract may be paid or returned to the employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. However, any Employer contribution made by a mistake of fact must be returned to the Employer within 1 year of the contribution.

If this Plan is funded by individual contracts that provide a Participant's benefit, such individual contracts shall constitute the Participant's Account Balance. If this Plan is funded by group contracts, by the group annuity or group insurance contract, premiums or other consideration received by the insurance company must be allocated to Participants' accounts in this Plan.

4.9      FAILURE TO QUALIFY.

If the EMPLOYER'S adoption of THIS PLAN fails to attain or retain qualification, such plan will no longer participate in the InWest Pension Management, Inc. Regional Prototype Defined Contribution Plan and will be considered an individually designed plan.

4.10     DISQUALIFICATION OF PLAN.

If the EMPLOYER'S adoption of THIS PLAN fails to attain or retain qualification, the funds of such plan will be removed from the TRUST as soon as administratively feasible.

4.11     ADMINISTRATOR

         (a)      Appointment of ADMINISTRATOR.

                  THIS PLAN shall be administered by the ADMINISTRATOR consisting of those persons who shall be appointed by and serve at the pleasure of the EMPLOYER. All usual and reasonable expenses of the ADMINISTRATOR may be paid in whole or in part by the EMPLOYER, and any expenses not paid by the EMPLOYER shall be paid by the TRUSTEE out of the principal or income of the Fund. Any members of the ADMINISTRATOR who are EMPLOYEES shall not receive COMPENSATION for their services for the ADMINISTRATOR.

         (b)      Claims Procedure.

                  The ADMINISTRATOR shall make all determinations as to claims for benefits. The ADMINISTRATOR shall give adequate written notice, delivered or mailed, to each Claimant; if such claims are denied, such notice shall state:

                  (1)      Specific reasons for the denial and

                  (2) A description of the procedure necessary for appeal by the Claimant.

         (c)      Records and Reports.

                  The ADMINISTRATOR shall exercise such authority and responsibility as it deems appropriate in order to comply with the ACT and REGULATIONS issued thereunder for records of a PARTICIPANT'S SERVICE, benefits and the percentage of such benefits which are nonforfeitable under THIS PLAN, notifications to PARTICIPANTS, annual registration with the Internal Revenue Service, annual reports to the Department of Labor, and any other reports required by law.

         (d)      Other ADMINISTRATOR Powers and Duties.

                  The ADMINISTRATOR shall have the power to:

                  (1) Construe and interpret THIS PLAN, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                  (2) Prescribe procedures to be followed by PARTICIPANTS or BENEFICIARIES filing applications for benefits;

                  (3) Prepare and distribute, in such manner as the ADMINISTRATOR determines to be appropriate, information explaining THIS PLAN;

                  (4) Receive from the EMPLOYER and from PARTICIPANTS such information as shall be necessary for the proper administration of THIS PLAN;

                  (5) Furnish the EMPLOYER, upon request, such annual reports for the administration of THIS PLAN as are reasonable and appropriate;

                  (6) Receive, review and keep on file (as it deems convenient or appropriate), reports of the financial condition, and of the receipts and disbursements, of the Fund from the TRUSTEE and any valuations of THIS PLAN;

                  (7) Appoint or employ individuals to assist in the administration of THIS PLAN and any other agents it deems advisable, including legal and actuarial counsel.

                  (8) Establish and carry out a funding policy consistent with the purposes of THIS PLAN and the requirements of applicable law, as they may be appropriate from time to time, and, as a part of such funding policy, direct the TRUSTEE to exercise its investment discretion so as to provide sufficient assets in an amount determined under the funding policy then in effect necessary to meet the liquidity requirements for administration of THIS PLAN and payment of benefits.

                  (9) Exercise all rights, except payment receipts, in qualified employer securities in the Fund.

                  The ADMINISTRATOR shall have no power to add to, subtract or modify any of the terms of THIS PLAN, or to change or add any benefits provided by THIS PLAN, or to waive or fail to apply any requirements of eligibility for a benefit under THIS PLAN.

         (e)      Rules and Decisions.

                  The ADMINISTRATOR may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions of the ADMINISTRATOR shall be applied in a nondiscriminatory, consistent, and uniform manner as to all PARTICIPANTS in similar circumstances. When making a determination or calculation, the ADMINISTRATOR shall be entitled to rely upon information furnished by a PARTICIPANT or BENEFICIARY, EMPLOYER, the legal counsel of the EMPLOYER, or the TRUSTEE, or any other official of THIS PLAN.

         (f)      ADMINISTRATOR Procedures.

                  The ADMINISTRATOR may act at a meeting or in writing without a meeting. The ADMINISTRATOR shall elect one of its members as chairman, appoint a secretary, who may or may not be a ADMINISTRATOR member, and advise the TRUSTEE of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the EMPLOYER, the TRUSTEE, or any other official of THIS PLAN. The ADMINISTRATOR may adopt such bylaws and REGULATIONS as it deems desirable for the conduct of its affairs. All decisions of the ADMINISTRATOR shall be made by the vote of the majority, except actions in writing taken without a meeting which shall be unanimous. A dissenting ADMINISTRATOR member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other ADMINISTRATOR members, the EMPLOYER and the TRUSTEE shall not be responsible for any such act or failure to act. No ADMINISTRATOR member shall vote on any matter that directly and personally concerns him.

         (g)      Authorization of Benefit Payments.

                  The ADMINISTRATOR shall issue directions to the TRUSTEE concerning all benefits which are to be paid from the Fund pursuant to the provisions of THIS PLAN and warrant that all such directions are in accordance with THIS PLAN.

         (h)      Application and Forms for Benefits.

                  The ADMINISTRATOR may require a PARTICIPANT to complete and file with the ADMINISTRATOR an application for a benefit and all other forms approved by the ADMINISTRATOR, and to furnish all information requested by the ADMINISTRATOR. The ADMINISTRATOR may rely upon all such information so furnished it. This subsection is not a condition to payment of benefits.

         (i)      Facility of Payment.

                  When, in the ADMINISTRATOR'S opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way as to be unable to manage his financial affairs, the ADMINISTRATOR may direct the TRUSTEE to make such payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the ADMINISTRATOR may direct the TRUSTEE to apply the payment for the benefit of such person in such manner as the ADMINISTRATOR considers advisable.

                  Any payment of a benefit or installment thereof under this subsection shall be a complete discharge of any liability for the making of such payment under the provisions of THIS PLAN.

4.12     ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES

Each named Fiduciary has only those specific powers, duties, responsibilities and obligations as are specifically given it by THIS PLAN.

The EMPLOYER has the sole responsibility for making EMPLOYER CONTRIBUTIONS and has the sole authority to appoint and remove the TRUSTEE and the ADMINISTRATOR and to amend or terminate, in whole or part, THIS PLAN.

The ADMINISTRATOR has the sole responsibility for the administration of THIS
PLAN.

The TRUSTEE has the sole responsibility for administration and management of the Fund.

Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be according to the terms of THIS PLAN. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under THIS Plan and is not required under THIS PLAN to inquire into the propriety of such direction, information or action. It is intended that each named Fiduciary be responsible for the proper exercise of its own powers, duties, responsibilities and obligations in THIS PLAN and not be responsible for any act or failure to act of another named Fiduciary. No named Fiduciary guarantees the Fund in any manner against investment loss or depreciation in asset value.

4.13     MANAGEMENT OF TRUST

         (a)      Receipt and Title to Assets.

                  The TRUSTEE receives any Contributions paid and delivered to it in cash or in kind as it deems acceptable. The EMPLOYER timely and appropriately makes Contributions to the TRUSTEE. The TRUSTEE is not responsible for the calculation or collection of any Contribution but is responsible only for property it receives for THIS PLAN. The TRUSTEE shall take and keep title to assets delivered to it under THIS PLAN.

         (b)      Principal; Income.

                  The Fund is held, managed and administered by the TRUSTEE by the terms of this Declaration of Trust without distinction between principal and income.

         (c)      Powers.

                  The TRUSTEE has the power to:

                  (1) Sell, lease, exchange, mortgage, pledge, or assign all or part of the trust property and to do all the TRUSTEE thinks necessary or desirable to administer such property;

                  (2)      Retain property even if it is underproductive;

                  (3) Invest and reinvest the trust property in any real or personal property, including but not limited to interests in trusts, common trust funds, stocks, bonds, notes, certificates of deposit, and other securities, regardless of class, whether full or undivided interests, whether secured or unsecured, and whether the obligation of individuals, corporations, trusts or governments, either within or outside of the state whose laws are chosen by the EMPLOYER to govern THIS PLAN;

                  (4) Pay to or for the use and benefit of any PARTICIPANT (or, if he is deceased, his BENEFICIARY), the proper proportion of the PARTICIPANT'S ACCOUNT then held by the TRUSTEE; distribute the Fund in cash or investments or both, in full or undivided interest, or convert the trust property into money or other property and distribute such converted forms or in any other manner in which property may be distributed by the TRUSTEE;

                  (5) Invest up to 10% of the fair market value of the Fund in qualifying employer securities and/or qualifying employer real property (as defined in the ACT);

                  (6)      Maintain a bond that:

                           (A) Protects against losses by acts of fraud or dishonesty of plan fiduciaries and fund managers, directly or through conivance with others;

                           (B) Is in an amount of (i) not less than $1,000 or 10% of the amount of funds handled, whichever is greater, and (ii) not greater than $500,000 for each plan covered, unless otherwise specifically required by the Department of Labor;

                           (C) Is with a corporate surety acceptable for federal bonding purposes by 31 U.S.C.S. Sections 9304-9308;

                           (D)      Is not with a party in interest;

                           (E) Has a discovery period of no less than 1 year after termination or cancellation; and

                           (F)      Otherwise satisfies ERISA bonding
                                    requirements as they may be amended from time to time.

                  (7) Purchase or sell, at its current market price, any asset of the Fund to any other trust or estate of which it is trustee or personal representative.

                  (8) Buy, sell, or retain and vote by proxy or in person any stock or securities, and rights and options thereto, including, but not limited to, its own stock and securities.

                  (9) Act with all of the powers conferred upon a TRUSTEE by the laws chosen by the EMPLOYER to govern THIS PLAN, as amended; provided, such powers are not prohibited specifically by this instrument.

                  (10) Employ, pay for from the Fund and rely on agents and advisors.

4.14     ACCOUNTING; DISTRIBUTIONS

         (a)      Duties.

                  The TRUSTEE performs the duties required of it in THIS PLAN, especially in Section 3.

         (b)      Records.

                  The TRUSTEE maintains accurate and detailed accounts, books, and records of all investments, receipts, disbursements and other transactions hereunder, which are available at reasonable times for inspection and audit by the EMPLOYER, and by such person or persons as the EMPLOYER designates.

         (c)      Reporting.

                  The TRUSTEE furnishes to the EMPLOYER a statement of the fair market value of the Fund and of PARTICIPANTS' ACCOUNTS as of the end of each PLAN YEAR, including any CONTRIBUTIONS for such PLAN YEAR, as required by the ACT and CODE. Such statements are mailed within 90 days following the end of such PLAN YEAR. In making such statements, the TRUSTEE may rely on any information about any Insurance Contract furnished to the TRUSTEE. The TRUSTEE values all assets at their fair market value as the TRUSTEE in its discretion prescribes but according to a method consistently followed and uniformly applied. The EMPLOYER may approve such statements either by written notice of approval delivered to the TRUSTEE or by failure to express objection to such statements in writing delivered to the TRUSTEE within 90 days from the date the statements were mailed to the EMPLOYER.

                  When written approval of the statements is received or there is passage of such period of time without written objection having been delivered to the TRUSTEE, such statements are deemed approved, and the TRUSTEE is released and discharged as to all such items, matters and things set forth in such statements as if such statements had been jurisdiction in an action or proceeding in which the TRUSTEE, the EMPLOYER and all persons having, or which may have, any interest in the Fund or in THIS PLAN were parties. If the TRUSTEE and the EMPLOYER cannot agree on any act or transaction reported in the statements, the TRUSTEE has the right to have its account settled by judicial proceedings, in which only the TRUSTEE and the EMPLOYER are necessary parties.

         (d)      Distributions.

                  TRUSTEE makes distributions from the Fund to PARTICIPANTS or their BENEFICIARIES with the terms of THIS PLAN as the ADMINISTRATOR directs in writing. The TRUSTEE is fully protected in acting upon any written directions from the ADMINISTRATOR for benefit payments and has no duty or responsibility (apart from maintenance of accounts) to see to the application of any such payments, to determine the rights or interests of any person in the TRUST or THIS PLAN, or to ascertain whether the ADMINISTRATOR'S directions comply with THIS PLAN; and the TRUSTEE is not required to pay any sum of money or other benefits to any person except upon the delivery to the TRUSTEE of a receipt in a form satisfactory to the TRUSTEE, together with such evidence of the right of such person to receive such money or other benefits and such authentication or guarantee of the signature on such receipt as the TRUSTEE may require.

4.15     REPLACEMENT/REMOVAL OF TRUSTEE

         (a)      Resignation of TRUSTEE.

                  The TRUSTEE may resign at any time upon giving 60 days prior written notice thereof to the EMPLOYER. The EMPLOYER may remove any TRUSTEE at any time upon giving 60 days prior written notice thereof to such TRUSTEE. The EMPLOYER fills any vacancy in the office of TRUSTEE by written instrument appointing a successor TRUSTEE to be effective as of any date specified in such instrument and upon acceptance thereof by such successor TRUSTEE endorsed thereon.

         (b)      Successor TRUSTEE.

                  Each successor TRUSTEE succeeds to the title of the Fund vested in its predecessor without the signing or filing of any further instrument, but any resigning or removed TRUSTEE must execute all documents and do all acts necessary to vest such title in any successor TRUSTEE, and must promptly turn over to the successor TRUSTEE, copies of all such records pertaining to the Fund and to the PARTICIPANTS in THIS PLAN.

         (c)      Rights, Powers and Duties of Successor TRUSTEE.

                  Each successor TRUSTEE has all the rights, powers and duties conferred upon its predecessor. No successor TRUSTEE is personally liable for any act or failure to act of any predecessor TRUSTEE, and, with the approval of the EMPLOYER, a successor TRUSTEE may accept the statements rendered and the property delivered to it by the predecessor TRUSTEE as full and complete discharge to the predecessor TRUSTEE without incurring any liability or responsibility for so doing.

         (d)      Payment of TRUSTEE'S Expenses.

                  The TRUSTEE may, without the direction or approval of the PARTICIPANTS or the EMPLOYER, reserve from the Fund assets as are necessary for payment of any expenses and compensation then or thereafter due to the TRUSTEE and any sums then or thereafter chargeable against the Fund for which the TRUSTEE may be liable, but if the amount so reserved by the TRUSTEE is not sufficient, the TRUSTEE is entitled to reimbursement for any deficiency from the EMPLOYER.

4.16     MISCELLANEOUS

         (a)      Taxes.

                  Any and all taxes levied or assessed upon any part of the TRUST are paid by the EMPLOYER, and, until paid, constitute a charge upon the TRUST. To the extent possible, taxes upon benefits are allocated to the PARTICIPANT'S ACCOUNT from which they are paid.

         (b)      Particular Expenses.

                  Expenses related to a particular PARTICIPANT'S ACCOUNT in the TRUST, including amounts billed to the EMPLOYER, may be charged by the TRUSTEE against such account as if it were a separate trust.

         (c)      Compensation of TRUSTEE.

                  The TRUSTEE is entitled to receive as compensation the customary charges for similar trusts under its regularly adopted schedule of compensation in effect at such time as the services are rendered. The TRUSTEE shall be entitled to receive additional compensation for valuation of the Fund at any time other than the VALUATION DATE.

         (d)      Spendthrift Provision.

                  The interest of each PARTICIPANT and BENEFICIARY in the Fund is held subject to a spendthrift trust unless such interest is subject to a qualified domestic relations order as defined in CODE SECTION 414(p).

         (e)      Separability.

                  If any provision of THIS PLAN is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions continue to be fully effective.

         (f)      Participant Direction of Investment.

                  A PARTICIPANT, if selected by the EMPLOYER in the ADOPTION AGREEMENT, has the right to direct the TRUSTEE in the investment or re-investment of the assets comprising the PARTICIPANT'S ACCOUNT. To effect participation direction of investment, the TRUSTEE and the PARTICIPANT execute the Participant Direction Investment Form prescribed by the ADMINISTRATOR before the TRUSTEE follows any PARTICIPANT direction in the investment or re-investment of any part of the PARTICIPANT'S ACCOUNT. The TRUSTEE is not liable for any loss, resulting from a PARTICIPANT'S direction of the investment or re-investment of any part of the PARTICIPANT'S ACCOUNT.

         (g) No person is obligated to see to the application of money or property paid or delivered to the TRUSTEE.

4.17     TRUSTEE, NAMED FIDUCIARY

The TRUSTEE as a named Fiduciary is only responsible for the management and control of the TRUST.

By execution of THIS PLAN the TRUSTEE accepts the TRUST created in THIS PLAN and agrees to perform the obligations imposed on it by THIS PLAN.

                             ADOPTION AGREEMENT FOR

                         INWEST PENSION MANAGEMENT, INC.
                     NON-STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

         The undersigned Employer adopts the InWest Pension Management, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust for those Employees who shall qualify as Participants hereunder, to be known as the

A1       Sauer Drilling Company 401(k) Plan
         ----------------------------------
                 (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:

CAUTION: The failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

B1       Name of Employer   Sauer Drilling Company
                          -------------------------------------

                          -------------------------------------

B2       Address  5710 West Yellowstone
                 ----------------------------------------------
                     Casper,                WY      82604-1924
                 -----------------------  -------  ------------
                      City                 State       Zip

         Telephone  (307) 472-7020
                   --------------------------------------------

B3       Employer Identification Number  83-0320012
                                         -----------

B4       Date Business Commenced
                                  ------------------

B5       TYPE OF ENTITY

         a.   ( )   S Corporation
         b.   ( )   Professional Service Corporation
         c.   (X)   Corporation
         d.   ( )   Sole Proprietorship
         e.   ( )   Partnership
         f.   ( )   Other

         AND, is the Employer a member of...
              g.    a controlled group?   ( ) Yes    (X) No
              h.    an affiliated service group?   ( ) Yes    (X) No

Copyright 1999-R InWest Pension Management, Inc.

B6       NAME(S) OF TRUSTEE(S)

         a.    Bruce De Boer
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------
         d.    Kim Harris
            --------------------------------------------------------------------
         e.    Jack Reed
            --------------------------------------------------------------------

B7       TRUSTEES' ADDRESS

         a.   ( )   Use Employer Address

         b.   (X)    508 W. Wall, Ste. 500
                    ------------------------------------------------------------
                                              Street

                     Midland,         Texas        79701
                    ----------     -------------  -------
                      City            State         Zip

B8       LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

         a.   (X)   State   b.  ( ) Commonwealth of c. Texas and this Plan
                    and Trust shall be governed under the same.

B9 EMPLOYER FISCAL YEAR means the 12 consecutive month period:

         Commencing on a.  January 1    (e.g., January 1st) and
                          -------------
                            month  day

         ending on b.  December 31.
                      --------------
                        month   day

PLAN INFORMATION

C1       EFFECTIVE DATE

         This Adoption Agreement of the InWest Pension Management, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

          a. (X) establish a new Plan and Trust effective as of January 1, 1999 (hereinafter called the "Effective Date").

          b. ( ) constitute an amendment and restatement in its entirety of a previously established qualified Plan and Trust of the Employer which was effective ____ (hereinafter called the "Effective Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is ____ (For TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989).

C2 PLAN YEAR means the 12 consecutive month period:

         Commencing on a.  January 1  (e.g., January 1st) and ending on
         b.  December 31.

         IS THERE A SHORT PLAN YEAR?

         c.   (X)   No
         d.   ( )   Yes, beginning ____
                    and ending __________________________.


C3       ANNIVERSARY DATE of Plan (Annual Valuation Date)

         a.  December 31
             -------------
              month   day

C4       PLAN NUMBER assigned by the Employer (select one)

         a. (X) 001   b. ( ) 002   c. ( ) 003   d. ( ) Other _______

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

         a.   (X)   Employer  (Use Employer Address)

         b.   ( )   Name _____________________________________

                    Address  ( ) Use Employer Address

                           -----------------------------------
                                            ,
                           -----------------  ------- --------
                                 City          State    Zip

                    Telephone
                              --------------------------------

                    Administrator's I.D. Number
                                                --------------

C6       PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

         a.   (X)   Employer (Use Employer Address)

         b.   ( )   Name
                         -------------------------------------
                    Address
                           -----------------------------------

                           -----------------------------------

ELIGIBILITY, VESTING AND RETIREMENT AGE

D1 ELIGIBLE EMPLOYEES (Plan Section 1.15) shall mean:

          a. ( ) all Employees who have satisfied the eligibility requirements.

          b. (X) all Employees who have satisfied the eligibility requirements except those checked below:

              1.    ( )    Employees paid by commissions only.
              2.    ( )    Employees hourly paid.
              3.    ( )    Employees paid by salary.
              4.    (X)    Employees whose employment is governed by a
                           collective bargaining agreement between the Employer
                           and "employee representatives" under which retirement
                           benefits were the subject of good faith bargaining.
                           For this purpose, the term "employee representatives"
                           does not include any organization more than half of
                           whose members are employees who are owners, officers,
                           or executives of the Employer.
              5.    ( )    Highly Compensated Employees.
              6.    (X)    Employees who are non-resident aliens who
                           received no earned income (within the meaning of Code
                           Section 911(d)(2)) from the Employer which
                           constitutes income from sources within the United
                           States (within the meaning of Code Section
                           861(a)(3)).
              7.    ( )    Other

         NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2       EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.16)

         Employees of Affiliated Employers:

         a.   (X)   will not or N/A
         b.   ( )   will

         be treated as Employees of the Employer adopting the Plan.

         NOTE: If D2b is elected, each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.31) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan.

          a. (X) On the basis of actual hours for which an Employee is paid or entitled to payment.
          b. ( ) On the basis of days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
          c. ( ) On the basis of weeks worked. An Employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
          d. ( ) On the basis of semi-monthly payroll periods. An Employee will be credited ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one
                   (1) Hour of Service during the semi-monthly payroll period.
          e. ( ) On the basis of months worked. An Employee will be credited one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4       CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
         (Check either a OR b and c, and if applicable, d)

         Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

         a.   ( )   NO AGE OR SERVICE REQUIRED.

         b.   (X)   SERVICE REQUIREMENT. (may not exceed 1 year)

              1.    ( )    None
              2.    ( )    1/2 Year of Service
              3.    ( )    1 Year of Service
              4.    (X)    Other   6 Months of Service

         NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

         c.   (X)   AGE REQUIREMENT (may not exceed 21)

              1.    ( )    N/A - No Age Requirement.
              2.    ( )    20 1/2
              3.    (X)    21
              4.    ( )    Other

         d. ( ) FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D5 EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2) An Eligible Employee shall become a Participant as of:

          a. ( ) the first day of the Plan Year in which he met the requirements.
          b. ( ) the first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.
          c. ( ) the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.
          d. ( ) the first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less or 1 1/2 Years of Service or less if 100% immediate vesting is selected and age 20 1/2 or less.)
          e. (X) the first day of the quarter coinciding with or next following the date on which he met the requirements.
          f. ( ) Other: _____________________, provided that an Employee who has satisfied the maximum age and service requirements that are permissible in Section D4 above and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

D6       VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))

         The vesting schedule, based on number of Years of Service, shall be as follows:

         a.   ( )   100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of
                    Service.)

         b.   ( )     0-2  years             0%                        c. ( )  0-4  years               0%
                        3  year            100%                                  5  years             100%

         d.   ( )     0-1  year              0%                        e. ( )    1  year               25%
                        2  years            20%                                  2  years              50%
                        3  years            40%                                  3  years              75%
                        4  years            60%                                  4  years             100%
                        5  years            80%
                        6  years           100%

         f.   (X)       1  year             20%                        g. ( )  0-2  years               0%
                        2  years            40%                                  3  years              20%
                        3  years            60%                                  4  years              40%
                        4  years            80%                                  5  years              60%
                        5  years           100%                                  6  years              80%
                                                                                 7  years             100%

         h.   ( )       Other - Must be at least as liberal as either c. or g. above.

                        Years of Service                          Percentage

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

D7 FOR AMENDED PLANS (Plan Section 6.4(f)) If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

         a.   ( )   Vesting schedule has not been amended or amended schedule is more favorable in all years.

         b.   ( )   Years of Service                              Percentage

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

                        ----------------                          ----------

D8 TOP HEAVY VESTING (Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

         a.   (X)   N/A (D6a, b, d, e or f was selected)

         b.   ( )   0-1  year              0%          c. ( )  0-2 years   0%
                      2  years            20%                    3 years 100%
                      3  years            40%
                      4  years            60%
                      5  years            80%
                      6  years           100%

         NOTE: This section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D9 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

         a.   ( )   Service prior to the Effective Date of the Plan or a
                    predecessor plan.
         b.   (X)   N/A.
         c.   (X)   Service prior to the time an Employee attained age 18.
         d.   ( )   N/A.

D10      PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

         a.   (X)   No.
         b.   ( )   Yes: Years of Service with ____ shall be recognized for the purpose of this Plan.

         NOTE: If the predecessor Employer maintained this qualified Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.74 and b. must be marked.

D11      NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.42) means:

         a.   (X)   the date a Participant attains his 65 birthday.
                    (not to exceed 65th)
         b.   ( )   the later of the date a Participant attains his __ birthday
                    (not to exceed 65th) or the c. ____ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D12 NORMAL RETIREMENT DATE (Plan Section 1.43) shall commence:

         a.   ( )   as of the Participant's "NRA."

              OR (must select b. or c. AND 1. or 2.)

         b.   (X)   as of the first day of the month...
         c.   ( )   as of the Anniversary Date...

              1.    (X)    coinciding with or next following the Participant's
                           "NRA."
              2.    ( )    nearest the Participant's "NRA."

D13 EARLY RETIREMENT DATE (Plan Section 1.12) means the:

         a.   (X)   No Early Retirement provision provided.
         b.   ( )   date on which a Participant...
         c.   ( )   first day of the month coinciding with or next following the date on which a Participant...
         d.   ( )   Anniversary Date coinciding with or next following the date on which a Participant...

         AND, if b., c. or d. was selected...

              1.    ( )    attains his ____ birthday and has
              2.    ( )    completed at least ____ Years of Service.

CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1       a.   COMPENSATION (Plan Section 1.9) with respect to any Participant means:

              1.    ( )    "415 Compensation."
              2.    (X)    Compensation reportable as wages on Form W-2.

         b.   COMPENSATION shall be

              1.    (X)    actually paid (must be selected if Plan is
                           integrated)
              2.    ( )    accrued

         c. HOWEVER, FOR NON-INTEGRATED PLANS, Compensation shall exclude (select all that apply):

              1.    (X)    N/A. No exclusions
              2.    ( )    overtime
              3.    ( )    bonuses
              4.    ( )    commissions
              5.    ( )    other ____

         d.   FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

              1.    (X)    the Plan Year.
              2.    ( )    the Fiscal Year coinciding with or ending within the
                           Plan Year.
              3.    ( )    the Calendar Year coinciding with or ending within
                           the Plan Year.

         NOTE: The Limitation Year shall be the same as the year on which Compensation is based.

         e. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of:

              1.    ( )    the first day of the Plan Year.
              2.    (X)    the date the Participant entered the Plan.

         f.   IN ADDITION, COMPENSATION and "414(s) Compensation"
              1. (X) shall 2. ( ) shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(a)(8), 402(h)(1)(B) or 403(b).

E2       SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION
         (Plan Section 11.2) Each Employee may elect to have his Compensation reduced by:

         a.   ( )   ____%
         b.   ( )   up to ____%
         c.   ( )   from ____% to ____%
         d.   (X)   up to the maximum percentage allowable not to exceed the
                    limits of Code Sections 401(k), 404 and 415.

         AND...

         e.   (X)   A Participant may elect to commence salary reductions as
                    of the first day of the Plan Year Quarter coinciding with or next following date eligibility requirements were met (ENTER
                    AT LEAST ONE DATE OR PERIOD). A Participant may modify the amount of salary reductions as of the first day of each Plan
                    Year Quarter (ENTER AT LEAST ONE DATE OR PERIOD).

         AND...

              Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

         f.   ( )   Yes
         g.   (X)   No

E3       FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION
         (Plan Section 11.1(b))

         a.   ( )   N/A. There shall be no matching contributions.
         b.   ( )   The Employer shall make matching contributions equal to
                    ____% (e.g. 50%) of the Participant's salary reductions.
         c.   (X)   The Employer may make matching contributions equal to a
                    discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.
         d.   ( )   The Employer shall make matching contributions equal to the sum of ____% of the portion of the Participant's salary
                    reduction which does not exceed ____% of the Participant's
                    Compensation plus ____% of the portion of the Participant's salary reduction which exceeds ____% of the Participant's
                    Compensation, but does not exceed ____% of the Participant's
                    Compensation.
         e.   ( )   The Employer shall make matching contributions equal to the percentage determined under the following schedule:

                    Participant's Total                  Matching Percentage
                     Years of Service

                        ---------                             --------

                        ---------                             --------

                        ---------                             --------

         FOR PLANS WITH MATCHING CONTRIBUTIONS

         f.   (X)   Matching contributions g. ( )  shall  h. (X)  shall not be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution).

         i.   (X)   Shall a Year of Service be required in order to share in the matching contribution?

              With respect to Plan Years beginning after 1989...
                    1.   ( )    Yes (Could cause Plan to violate minimum
                                participation and coverage requirements under
                                Code Sections 401(a)(26) and 410)
                    2.   (X)    No

              With respect to Plan Years beginning before 1990...
                    1.   (X)    N/A, new Plan, or same as years beginning after
                                1989
                    2.   ( )    Yes
                    3.   ( )    No

         j.   ( )   In determining matching contributions, only salary
                    reductions up to ____% of a Participant's Compensation will
                    be matched.   k. (X)  N/A
         l.   ( )   The matching contribution made on behalf of a Participant
                    for any Plan Year shall not exceed $____.  m. (X)  N/A
         n.   (X)   Matching contributions shall be made on behalf of
                    1.   (X)    all Participants.
                    2.   ( )    only Non-Highly Compensated Employees.

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION) (Plan
         Section 11.1(c))?

         a.   ( )   No.
         b.   ( )   Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.
         c.   (X)   Yes, the Employer may make a discretionary contribution
                    which is not limited to its current or accumulated Net
                    Profit.

         IF YES (b. or c. is selected above), the Employer's discretionary contribution shall be allocated as follows:

         d.   (X)   FOR A NON-INTEGRATED PLAN

         The Employer discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

         e.   ( )   FOR AN INTEGRATED PLAN

         The Employer discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

              f.    ( )    The Taxable Wage Base.
              g.    ( )    The greater of $10,000 or 20% of the Taxable Wage
                           Base.
              h.    ( )    ____% of the Taxable Wage Base. (See Note below)
              i.    ( )    $____. (see Note below)

         NOTE:      The integration percentage of 5.7% shall be reduced to:

                    1. 4.3% if h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
                    2. 5.4% if h. or i. above is less than 100% and more than 80% of the Taxable Wage Base.

E5       QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 11.1(d))

         a.   ( )   N/A. There shall be no Qualified Non-Elective Contributions except as provided in Sections 11.5(b) and 11.7(h).
         b.   ( )   The Employer shall make a Qualified Non-Elective
                    Contribution equal to ____% of the total Compensation of all
                    Participants eligible to share in the allocations.
         c.   (X)   The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer.

E6       FORFEITURES (Plan Section 4.3(e))

         a. Forfeitures of contributions other than matching contributions shall be...

              1.    ( )    added to the Employer's contribution under the Plan.
              2.    (X)    allocated to all Participants eligible to share
                           in the allocations in the same proportion that each Participant's Compensation for the year bears to the Compensation of all Participants for such year.

         b.   Forfeitures of matching contributions shall be...

              1.    ( )    N/A. No matching contributions or match is fully
                           vested.
              2.    (X)    used to reduce the Employer's matching contribution.
              3.    ( )    allocated to all Participants eligible to share in
                           the allocations in proportion to
                           each such Participant's Compensation for the year.
              4.    ( )    allocated to all Non-Highly Compensated Employee's
                           eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

E7 ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.3) With respect to Plan Years beginning after 1989, a Participant...

         a.   ( )   shall (Plan may become discriminatory)
         b.   (X)   shall not

         be required to complete a Year of Service in order to share in any Non-Elective Contributions (other than matching contributions) or Qualified Non-Elective Contributions. For Plan Years beginning before 1990, the Plan provides that a Participant must complete a Year of Service to share in the allocations.

E8       ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.3(k))
         Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

         a. With respect to Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures:

              1.    For Plan Years beginning after 1989,

                    i.      ( )    N/A, Plan does not provide for such
                                   contributions.
                    ii.     ( )    shall share in the allocations provided such
                                   Participant completed more than
                                   500 Hours of Service.
                    iii.    ( )    shall share in such allocations provided such
                                   Participant completed a Year of Service.
                    iv.     (X)    shall not share in such allocations,
                                   regardless of Hours of Service.

              2.    For Plan Years beginning before 1990,

                    i.      (X)    N/A, new Plan, or same as for Plan Years
                                   beginning after 1989.
                    ii.     ( )    shall share in such allocations provided such
                                   Participant completed a Year of Service.
                    iii.    ( )    shall not share in such allocations,
                                   regardless of Hours of Service.

         NOTE: If a.1.iii or iv is selected, the Plan could violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

         b. With respect to the allocation of Employer Matching Contributions, a Participant:

              1.    For Plan Years beginning after 1989,

                    i.      ( )    N/A, Plan does not provide for matching
                                   contributions.
                    ii.     (X)    shall share in the allocations, regardless of
                                   Hours of Service.
                    iii.    ( )    shall share in the allocations provided such
                                   Participant completed more than
                                   500 Hours of Service.
                    iv.     ( )    shall share in such allocations provided such
                                   Participant completed a Year of
                                   Service.
                    v.      ( )    shall not share in such allocations,
                                   regardless of Hours of Service.

              2.    For Plan Years beginning before 1990,

                    i.      (X)    N/A, new Plan, or same as years beginning
                                   after 1989.
                    ii.     ( )    shall share in the allocations, regardless of
                                   Hours of Service.
                    iii.    ( )    shall share in such allocations provided such
                                   Participant completed a Year of Service.
                    iv.     ( )    shall not share in such allocations,
                                   regardless of Hours of Service.

         NOTE: If b.1.iv or v is selected, the Plan could violate minimum participation and coverage requirements under Code Section 401(a)(26) and 410.

E9       ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))

         Allocations of earnings with respect to amounts contributed to the Plan after the previous Anniversary Date or other valuation date shall be determined...

         a.   ( )   by using a weighted average.
         b.   (X)   by treating one-half of all such contributions as being
                    a part of the Participant's nonsegregated account balance as of the previous Anniversary Date or valuation date.
         c.   ( )   by using the method specified in Section 4.3(c).
         d.   ( )   other

E10      LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

         a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, or if the Employer maintains a welfare benefit fund, as defined in Code
              Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

              1.    (X)    N/A.
              2.    ( )    The provisions of Section 4.4(b) of the Plan will
                           apply.
              3.    ( )    Provide the method under which the Plans will limit
                           total Annual Additions to the Maximum Permissible
                           Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

         b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

              1.    (X)    N/A.
              2.    ( )    In any Limitation Year, the Annual Additions credited
                           to the Participant under this Plan may not cause the
                           sum of the Defined Benefit Plan Fraction and the
                           Defined Contribution Fraction to exceed 1.0. If the
                           Employer's contribution that would otherwise be made
                           on the Participant's behalf during the limitation
                           year would cause the 1.0 limitation to be exceeded,
                           the rate of contribution under this Plan will be
                           reduced so that the sum of the fractions equals 1.0.
                           If the 1.0 limitation is exceeded because of an
                           Excess Amount, such Excess Amount will be reduced in
                           accordance with Section 4.4(a)(4) of the Plan.
              3.    ( )    Provide the method under which the Plans involved
                           will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

E11      DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
         Distributions upon the death of a Participant prior to receiving any benefits shall...

         a.   (X)   be made pursuant to the election of the Participant or
                    beneficiary.
         b.   ( )   begin within 1 year of death for a designated beneficiary
                    and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the
                    time the Participant would have attained age 70 1/2.
         c.   ( )   be made within 5 years of death for all beneficiaries.
         d.   ( )   other ____

E12 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall...

         a.   (X)   be recalculated at the Participant's election.
         b.   ( )   be recalculated.
         c.   ( )   not be recalculated.

E13      CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION
         Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

         a.   ( )   N/A. Immediate distributions may be made at Participant's
                    election.
         b.   ( )   The Participant has incurred ____ 1-Year Break(s) in
                    Service.
         c.   ( )   The Participant has reached his or her Early or Normal
                    Retirement Age.
         d.   (X)   Distributions may be made at the Participant's election on or after the Anniversary Date following termination of
                    employment.
         e.   ( )   Other ____

E14      FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
         Distributions under the Plan may be made...

         a.   1.    (X)    in lump sums.
              2.    ( )    in lump sums or installments.

         b.   AND, pursuant to Plan Section 6.13,

              1.    (X)    no annuities are allowed (avoids Joint and Survivor
                           rules).
              2.    ( )    annuities are allowed (Plan Section 6.13 shall not
                           apply).

         NOTE: b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

         c.   AND, may be made in...

              1.    ( )    cash only (except for insurance or annuity
                           contracts).
              2.    (X)    cash or property.

TOP HEAVY REQUIREMENTS

F1 TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

         a.   (X)   The Employer does not maintain a Defined Benefit Plan.
         b.   ( )   A minimum, non-integrated contribution of 5% of each Non-Key
                    Employee's total Compensation shall be provided in this
                    Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined Contribution Fractions will be computed using
                    100% if this choice is selected.)
         c.   ( )   A minimum, non-integrated contribution of 7 1/2% of each
                    Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined Contribution
                    Fractions will be computed using 125% for all Plan Years in which the Plan is Top Heavy, but not Super Top Heavy.)
         d.   ( )   Specify the method under which the Plans will provide top
                    heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code
                    Section 415(e).

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on...

         a.   (X)   N/A. The Employer does not maintain a defined benefit plan.

         b.   ( )   Interest Rate:

                    Mortality Table:

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans.

         a.   (X)   N/A.
         b.   ( )   A minimum, non-integrated contribution of 3% of each Non-Key
                    Employee's total Compensation shall be provided in the Money
                    Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired
                    Defined Contribution Plans.
         c.   ( )   Specify the method under which the Plans will provide top
                    heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code
                    Section 415(e).

MISCELLANEOUS

G1       LOANS TO PARTICIPANTS (Plan Section 7.4)

         a.   ( )   Yes, loans may be made up to $50,000 or 1/2 Vested interest.
         b.   (X)   No, loans may not be made.

         If YES, (check all that apply)...

         c.   ( )   loans shall be treated as a Directed Investment.
         d.   ( )   loans shall only be made for hardship or financial
                    necessity.
         e.   ( )   the minimum loan shall be $1,000.
         f.   ( )   $10,000 de minimis loans may be made regardless of Vested
                    interest. (If selected, Plan may need security in addition to Vested interest.)

         NOTE: Department of Labor Regulations require the adoption of a SEPARATE written loan program setting forth the requirements outlined in Plan Section 7.4.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.8) are permitted for the interest in any one or more accounts.

         a.   (X)   Yes, regardless of the Participant's Vested interest in the
                    Plan.
         b.   ( )   Yes, but only with respect to the Participant's Vested
                    interest in the Plan.
         c.   ( )   Yes, but only with respect to those accounts which are 100%
                    Vested.
         d.   ( )   No directed investments are permitted.

G3       TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.6)

         a.   (X)   Yes, transfers from qualified plans (and rollovers) will be allowed.
         b.   ( )   No, transfers from qualified plans (and rollovers) will not be allowed.

         AND, transfers shall be permitted...

         c.   (X)   from any Employee, even if not a Participant.
         d.   ( )   from Participants only.

G4       EMPLOYEES' VOLUNTARY CONTRIBUTIONS (Plan Section 4.7)

         a.   ( )   Yes, Voluntary Contributions are allowed subject to the
                    limits of Section 4.9.
         b.   (X)   No, Voluntary Contributions will not be allowed.

         NOTE: TRA '86 subjects voluntary contributions to strict discrimination rules.

G5       HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and 11.8)

         a.   ( )   Yes, from any accounts which are 100% Vested.
         b.   ( )   Yes, from Participant's Elective Account only.
         c.   ( )   Yes, but limited to the Participant's Account only.
         d.   (X)   No.

         NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

G6       PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

         a.   ( )   If a Participant has reached the age of ____, distributions may be made, at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.

         b.   (X)   No pre-retirement distribution may be made.

         NOTE: Distributions from a Participant's Elective Account and Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7 LIFE INSURANCE (Plan Section 7.2(d)) may be purchased with Plan contributions.

         a.   (X)   No life insurance may be purchased.
         b.   ( )   Yes, at the option of the Administrator.
         c.   ( )   Yes, at the option of the Participant.

         AND, the purchase of initial or additional life insurance shall be subject to the following limitations: (select all that apply)

         d.   ( )   N/A, no limitations.
         e.   ( )   each initial Contract shall have a minimum face amount of
                    $____.
         f.   ( )   each additional Contract shall have a minimum face amount of
                    $____.
         g.   ( )   the Participant has completed ____ Years of Service.
         h.   ( )   the Participant has completed ____ Years of Service while a
                    Participant in the Plan.
         i.   ( )   the Participant is under age ____ on the Contract issue
                    date.
         j.   ( )   the maximum amount of all Contracts on behalf of a
                    Participant shall not exceed $____.
         k.   ( )   the maximum face amount of life insurance shall be $____.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a determination letter.

This Adoption Agreement may be used only in conjunction with basic Plan document
01. This Adoption Agreement and the basic Plan document shall together be known as InWest Pension Management, Inc. Non-Standardized 401(k) Profit Sharing Plan and Trust 01-001.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

InWest Pension Management, Inc. will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by InWest Pension Management, Inc. or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify InWest Pension Management, Inc. of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan to be executed on June 15, 1999. Furthermore, this Plan may not be used unless acknowledged by InWest Pension Management, Inc. or its authorized representative.

EMPLOYER:

Sauer Drilling Company

By: /s/ T.W. DYK
   ---------------------------
     T.W. Dyk, President

         KIM HARRIS
------------------------------
          TRUSTEE

         JACK REED
------------------------------
          TRUSTEE

      BRUCE R. DEBOER
------------------------------
          TRUSTEE

PARTICIPATING EMPLOYER:

           N/A               .
------------------------------
      (enter name)

By:
   ---------------------------

This Plan may not be used, and shall not be deemed to be a Regional Prototype Plan, unless an authorized representative of InWest Pension Management, Inc. has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

InWest Pension Management, Inc.

By:
   -----------------------

                     TOM BROWN, INC. 401(k) RETIREMENT PLAN

                     TOM BROWN, INC. 401(k) RETIREMENT PLAN

                                Table of Contents

Section                                                                                                        Page
-------                                                                                                        ----
1.       Name of Plan; Effective Date.............................................................................1

2.       Definitions..............................................................................................1
         2.1      "Anniversary Date"..............................................................................1
         2.2      "Code"..........................................................................................1
         2.3      "Committee".....................................................................................1
         2.4      "Company".......................................................................................1
         2.5      "Compensation"..................................................................................1
         2.6      "Computation Period"............................................................................2
         2.7      "Disability"....................................................................................2
         2.8      "Employee"......................................................................................2
         2.9      "Employment Beginning Date".....................................................................2
         2.10     "Fund" or "Funds"...............................................................................2
         2.11     "Highly Compensated Employee"...................................................................2
         2.12     "Hour of Service"...............................................................................3
         2.13     "Income"........................................................................................4
         2.14     "Non-Highly Compensated Employee"...............................................................4
         2.15     "Normal Retirement Age".........................................................................4
         2.16     "One-Year Break in Service".....................................................................4
         2.17     "Participating Employee" and "Participant"......................................................5
         2.18     "this Plan".....................................................................................5
         2.19     "Plan Year".....................................................................................5
         2.20     "Pooled Investment Account".....................................................................5
         2.21     "Qualified Non-Elective Contribution"...........................................................5
         2.22     "Service".......................................................................................5
         2.23     "Trust".........................................................................................5
         2.24     "Trustee".......................................................................................5
         2.25     "Valuation Date"................................................................................6
         2.26     "Vesting Year of Service".......................................................................6

3.       Purpose..................................................................................................6

4.       Plan Entry Requirements..................................................................................6

5.       Contributions............................................................................................7
         5.1      Salary Reduction Contributions..................................................................7
         5.2      Matching Company Contributions..................................................................8
         5.3      Discretionary TOM BROWN, INC. Contributions.....................................................9
         5.4      Rollover Contributions..........................................................................9


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TOM BROWN, INC. 401(k) Retirement Plan - Table of Contents        Page iii of iv

6.       Withdrawals.............................................................................................10
         6.1      Age 59-1/2.....................................................................................10
         6.2      Hardship.......................................................................................10
         6.3      Conditions for Hardship Distribution...........................................................11
         6.4      Available Other Resources......................................................................11
         7.1      Actual Deferral Percentage Tests...............................................................11
         7.2      Actual Contribution Percentage Tests...........................................................13
                  A.       The "Actual Contribution Percentage"..................................................13
                  B.       The excess of the "Actual Contribution Percentage"....................................13
                  C.       Adjustment to Actual Deferral Percentage Tests........................................14
                  E.       Safe Harbor Nondiscrimination Rules...................................................15
                  F.       Adjustment to Actual Contribution Percentage Tests....................................16
                  G.       Safe Harbor Nondiscrimination Rules...................................................17
                           (1)      Salary Reduction Contribution Safe Harbor....................................17
                           (2)      Matching TOM BROWN, INC. Contribution Safe Harbor............................18

8.       Selection of Investments; Employee Accounts and Allocation of Benefits..................................18
         8.1      Establishment of Investment Funds..............................................................18
         8.2      Selections.....................................................................................19
         8.3      Separate Records...............................................................................19
         8.4      Allocation of Income and Expenses..............................................................20
         8.5      Revaluation of Assets..........................................................................20
         8.6      Unit Accounting................................................................................20
         8.7      Allocation of Contributions....................................................................21
         8.8      Limitation on Annual Additions.................................................................21
         8.9      Combination With Other Plans...................................................................22
         8.10     Code Section 415 Definitions...................................................................23
                  A.       Annual additions......................................................................23
                  B.       Compensation..........................................................................24
                  C.       Defined benefit fraction..............................................................25
                  D.       Defined contribution dollar limitation................................................25
                  E.       Defined contribution fraction.........................................................25
                  F.       Employer..............................................................................25
                  G.       Excess amount.........................................................................25
                  H.       Highest average compensation..........................................................25
                  I.       Limitation year.......................................................................25
                  J.       Maximum permissible amount............................................................26
                  K.       Projected Annual Benefit..............................................................26

9.       Retirement and Severance................................................................................26
         9.1      Normal Retirement, Etc.........................................................................26
         9.2      Vested Benefits; Termination of Employment.....................................................26
         9.3      Restoration of Vesting Service and Forfeited Amounts...........................................27
         9.4      Treatment of Forfeitures.......................................................................28

10.      Distribution of Benefits................................................................................28


================================================================================
TOM BROWN, INC. 401(k) Retirement Plan - Table of Contents         Page iv of iv

         10.1     Normal Form of Payment.........................................................................28
         10.2     Alternative Form of Payment....................................................................29
         10.3     Other Rules for Beginning and Duration of Benefits.............................................29
         10.4     Death Benefits; Beneficiary Designation; Distribution of Death Benefits........................30
         10.5     Small Distributions............................................................................30
         10.6     Waiver of Form of Benefit; Notification........................................................30
         10.7     Segregated Accounts............................................................................31
         10.8     Location of Participant or Beneficiary Unknown.................................................32
         10.9     Special Distribution Rules Applicable to Qualified Domestic Relations Order                    32
         10.10    Direct Rollovers...............................................................................32
                  A.       Eligible rollover distribution........................................................32
                  B.       Eligible retirement plan..............................................................32
                  C.       Distributee...........................................................................33
                  D.       Direct rollover.......................................................................33

11.      Loans to Participating Employees........................................................................33

12.      Spendthrift Clause......................................................................................34

13.      Administration of Plan Trust............................................................................35

14.      Administrative Committee................................................................................35

15.      Allocation of Responsibilities..........................................................................36
         15.1     Administrative Responsibilities................................................................36
         15.2     Management of Plan Assets......................................................................36
         15.3     Trustee and Investment Managers................................................................37
         15.4     Delegation of Fiduciary Responsibilities.......................................................37

16.      Amendments..............................................................................................37

17.      Termination of Contributions............................................................................37

18.      Merger or Consolidation of Plan, Transfer of Plan Assets................................................38

19.      Top-Heavy Provisions....................................................................................38
         19.1     Determination of Top-Heavy Status..............................................................38
         19.2     Minimum Allocations............................................................................39
         19.3     Effect on Code Section 415 Limitations.........................................................40

20.      Expenses of Administration..............................................................................40

21.      Rights of Participants..................................................................................40

22.      Claims Procedure........................................................................................40


================================================================================
TOM BROWN, INC. 401(k) Retirement Plan - Table of Contents          Page v of iv

23.      Construction............................................................................................41

24.      Defense of Plan.........................................................................................41

25.      Governing Law...........................................................................................41

26.      Mistaken Contributions, Etc.............................................................................41

27.      Plan Administrator; Legal Agent.........................................................................42


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TOM BROWN, INC. 401(k) Retirement Plan - Table of Contents         Page vi of iv